UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT

PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

BIOFRONTERA INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

660 Main Street, 1st Floor

Woburn, Massachusetts 01801

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 11, 2026

Dear Stockholder of Biofrontera Inc.:

NOTICE IS HEREBY GIVEN that the 2026 Annual Meeting of Stockholders (the “Meeting”) of Biofrontera Inc., a Delaware corporation (the “Company”), will be held on June 11, 2026, at 10:00 a.m., Eastern Time. The meeting will be completely virtual and will be conducted solely online via live webcast. There will not be a physical location for the Meeting.

You will be able to attend the Meeting virtually and to vote and submit questions prior to and during the Meeting by visiting meetnow.global/MVWJYNQ and entering the control number provided in the Notice of Internet Availability of Proxy Materials (or proxy card, if you request and receive a physical copy of the proxy materials).

At the Meeting, stockholders will be asked to vote on the following matters:

(1)	the election of two Class II directors to our Board of Directors, each to serve until the 2029 annual meeting of stockholders and until his or her successor has been duly elected and qualified, or until his earlier death, resignation or removal;

(2)	approval of the amendment and restatement of our 2021 Omnibus Incentive Plan (including to increase the total number of shares of common stock authorized thereunder from 3,750,000 to 8,750,000);
(3)	the ratification of the appointment of CBIZ CPAs P.C. as our independent registered public accounting firm for the year ending December 31, 2026; and

(4)	such other business as may properly come before the Meeting or any adjournments or postponements thereof.

The matters listed above are described in the accompanying Proxy Statement. The Board of Directors has fixed the close of business on April 21, 2026 as the record date for determining the stockholders entitled to notice of and to vote at the Meeting or any adjournments or postponements. The list of stockholders of record as of the record date will be made available for inspection at the Meeting and will also be available for inspection during the ten days preceding the Meeting at the Company’s offices located at 660 Main Street, 1st Floor, Woburn, Massachusetts 01801. We are distributing proxy materials online rather than mailing printed copies, as it allows us to expedite delivery to our stockholders through a lower cost, more environmentally responsible method. You will not receive printed copies unless you request them by following the instructions contained in the Notice of Internet Availability of Proxy Materials that you previously received.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROVIDE US WITH YOUR VOTING INSTRUCTIONS IN ONE OF THE FOLLOWING WAYS AS PROMPTLY AS POSSIBLE:

By internet or telephone. To vote your shares via the internet, go to www.investorvote.com/BFRI to complete an electronic proxy card. If you vote by telephone, call 1-800-652-8683 in the United States, U.S. territories and Canada and follow the instructions. You will be asked to provide the Company number and control number from the Notice of Internet Availability of Proxy Materials (or proxy card, if you request and receive a physical copy of the proxy materials).

By mail. If you request and receive a paper copy of a proxy card by mail, you may vote by mail. To have your shares voted using the proxy card, simply complete, sign and date the proxy card and return it promptly in the envelope provided.

On behalf of the Board of Directors and the employees of Biofrontera Inc., we thank you for your continued support.

Prof. Hermann Luebbert, Ph.D.	E. Fred Leffler, III
Chief Executive Officer & Chairman	Chief Financial Officer

April 30, 2026

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 11, 2026: THE COMPANY’S PROXY MATERIALS AND ANNUAL REPORT ARE AVAILABLE AT http://www.edocumentview.com/BFRI.

660 Main Street, 1st Floor

Woburn, Massachusetts 01801

PROXY STATEMENT

For the 2026 Annual Meeting of Stockholders to be held on June 11, 2026

The Company is providing this Proxy Statement in connection with the solicitation by its Board of Directors (the “Board”) of proxies to be voted at the 2026 Annual Meeting, to be held on June 11, 2026, at 10:00 a.m., Eastern Time, in a virtual-only format, and any adjournments or postponements.

Only stockholders as of the record date of April 21, 2026 may attend the Meeting. At the close of business on the record date, we had outstanding 12,007,558 shares of our common stock, par value $0.001 per share (the “Common Stock”), representing a total of 12,007,558 votes entitled to be cast at the Meeting, and 22,286 shares of our preferred stock, par value $0.001 per share (the “Preferred Stock”), representing a total of 4,742,525 votes entitled to be cast at the Meeting. We made our proxy materials available to stockholders on or about May 1, 2026. Our proxy materials include the Notice of the Annual Meeting, this Proxy Statement, and the proxy card. These proxy materials, other than the proxy card, which is available only with the printed materials, along with our Annual Report on Form 10-K for the year ended December 31, 2025, can be accessed at http://www.edocumentview.com/BFRI.

You are invited to attend the Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Meeting to vote your shares. Instead, you may vote by following the instructions under “Questions and Answers” below. The matters to be acted on are stated in the accompanying Notice of Annual Meeting of Stockholders. The Board knows of no other business to come before the Meeting.

QUESTIONS AND ANSWERS

Q:	Why am I receiving these materials?

A:	We have made our proxy materials available because the Board is soliciting your proxy to vote at the Meeting or any adjournments or postponements.

Q:	Why did I receive a Notice of Internet Availability of Proxy Materials in the mail instead of a paper copy of the proxy materials?

A:	We are following Securities and Exchange Commission (“SEC”) rules that allow companies to furnish their proxy materials over the Internet by mailing to our stockholders a Notice of Internet Availability of Proxy Materials instead of a paper copy of the proxy materials. You will not receive a paper copy of the proxy materials by mail unless you request it. All stockholders have the ability to access the proxy materials over the Internet.

Q:	How can I access the proxy materials over the Internet?

A:	Your Notice of Internet Availability of Proxy Materials or proxy card contains instructions on how to:

■	View our proxy materials for the Annual Meeting on the Internet at http://www.edocumentview.com/BFRI; and

■	Instruct us to send our future proxy materials to you by e-mail.

Choosing to access future proxy materials electronically will help us conserve natural resources and reduce the costs of printing and distributing our proxy materials. If you choose to access future proxy materials electronically, you will receive an e-mail with instructions containing a link to the website where those materials are available and a link to the proxy voting website. Your election to receive a Notice of Internet Availability of Proxy Materials by e-mail will remain in effect until you terminate it.

Q:	What proposals are being presented for a stockholder vote at the Meeting?

A:	The following proposals are being presented for stockholder votes at the Meeting:

●	Proposal No. 1 – the election of two Class II directors to our Board, each to serve until the 2029 annual meeting of stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal;

●

Proposal No. 2 – approval of the amendment and restatement of our 2021 Omnibus Incentive Plan (the “Plan”) (including to increase the total number of shares of common stock authorized thereunder from 3,750,000 to 8,750,000); and

●	Proposal No. 3 – the ratification of the appointment of CBIZ CPAs P.C. as our independent registered public accounting firm for the year ending December 31, 2026.

Q:	How does the Board recommend that I vote?

A:	The Board unanimously recommends that you vote “FOR” the election of Dr. Hoffman and Mr. Weber as Class II directors, “FOR” the approval of the amendment and restatement of the Plan, and “FOR” the ratification of the appointment of CBIZ CPAs P.C. as our independent registered public accounting firm for the year ending December 31, 2026.

1

Q:	What does it mean to vote by proxy?

A:

When you vote “by proxy,” you grant another person the power to vote stock that you own. If you vote by proxy in accordance with this Proxy Statement, you will designate the following individuals as your proxy holders for the Meeting: our Chief Executive Officer & Chairman, Prof. Hermann Luebbert, Ph.D., our Chief Financial Officer, Eugene Frederick (Fred) Leffler III, and our Corporate Counsel, Daniel Hakansson.

Any proxy given pursuant to this solicitation and received in time for the Meeting will be voted in accordance with your specific instructions. If you provide a proxy but do not provide specific instructions on how to vote on each proposal, the proxy holder will vote your shares “FOR” the election of Dr. Hoffman and Mr. Weber as Class II directors and “FOR” Proposal Nos. 2 and 3. With respect to any other proposal that properly comes before the Meeting, the proxy holders will vote your shares (including any votes represented by Preferred Stock) in accordance with the recommendations of the Board, to the extent permitted by applicable laws and regulations.

Q:	Who can vote at the Meeting?

A:	Only stockholders of record at the close of business on the record date will be entitled to vote at the Meeting. At the close of business on the record date, there were 12,007,558 shares of Common Stock outstanding, representing a total of 12,007,558 votes entitled to be cast at the Meeting, and 22,286 shares of Preferred Stock outstanding, representing 4,742,525 votes entitled to be cast at the Meeting. The Common Stock and Preferred Stock are our only issued and outstanding voting securities as of the record date and vote as a single class.

Stockholder of Record: Shares Registered in Your Name

If on the record date your shares were registered directly in your name with the Company’s transfer agent, Computershare Trust Company, then you are a stockholder of record. As a stockholder of record, you may directly vote your shares or submit a proxy to have your shares voted. Whether or not you plan to attend the Meeting, we urge you to submit a proxy as instructed below to ensure that your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or similar organization, then you are the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by that organization. The organization holding your account is the stockholder of record for purposes of voting at the Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You will receive voting instructions from your broker or other agent describing the processes for voting your stock.

If you wish to vote at the Meeting, you will be required to obtain and submit to the Company a “legal proxy” in your name from your broker or other agent before the Meeting by following the instructions you receive from your broker or other agent. For more information on submitting a legal proxy, please see the Question “How can I attend the Meeting with the ability to ask a question and/or vote?” below.

Q:	What shares can I vote?

A:	You may vote or cause to be voted all shares of Common Stock and Preferred Stock you owned as of the close of business on the record date. These shares include: (1) shares held directly in your name as a stockholder of record; and (2) shares held for you, as the beneficial owner, through a broker or other nominee, such as a bank.

Q:	How many votes am I entitled to?

A:	Common Stock

Each share of Common Stock is entitled to one vote on the matters presented at the Meeting.

Preferred Stock

Pursuant to the Certificate of Designation that created the Preferred Stock, if you hold any shares of Preferred Stock as of the close of business on the record date you are entitled to vote those shares of Preferred Stock on an as-converted basis, up to the beneficial ownership limitation elected by you. The exact number of additional votes on the matters presented at the Meeting will vary from holder to holder and will be indicated on the enclosed proxy card.

2

Q:	How may I vote?

A:	Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote your shares by mail, internet or telephone, or by voting at the Meeting. We urge you to vote your shares by proxy before the Meeting to ensure that your vote is counted.

●	By mail. If you request and receive a paper copy of a proxy card by mail, you may vote by mail. To vote your shares using the proxy card, simply complete, sign and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Meeting, your shares will be voted as you direct.

●	By internet or telephone. To vote your shares via the internet, go to www.investorvote.com/BFRI to complete an electronic proxy card. To vote by telephone, call 1-800-652-8683 in the United States, U.S. territories and Canada and follow the instructions. You will be asked to provide the Company number and control number from the Notice of Internet Availability of Proxy Materials (or proxy card, if you request and receive a physical copy of the proxy materials). Your internet or telephonic proxy must be received by 11:59 p.m., Eastern Time on June 10, 2026 to be counted.

●	By voting at the Meeting. You may vote your shares during the virtual-only Meeting. See the instructions in the Notice of the Annual Meeting to attend the Meeting virtually and vote your shares. To vote during the virtual-only Meeting, you will need the control number from the enclosed proxy card.

If you are a holder of Preferred Stock and you vote by any of the means listed above, all of the votes you are entitled to based on your holdings of Common Stock and Preferred Stock as of the record date will be voted in the manner you instruct.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker or other agent, you should receive a voting instruction form with these proxy materials from that organization rather than from the Company. Follow the instructions from your broker or other agent included with these proxy materials or contact your broker or other agent to request a proxy form.

If you wish to vote at the Meeting, you will be required to obtain and submit to the Company a legal proxy in your name from your broker or other agent before the Meeting by following the instructions you receive from your broker or other agent. For more information on submitting a legal proxy, please see the Question “How can I attend the Meeting with the ability to ask a question and/or vote?” below.

Q:	What happens if I do not vote?

A:	Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote in person or proxy by returning a proxy card or submitting your proxy through the internet or by telephone, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner and do not instruct your broker or other agent how to vote your shares, your broker or other agent will be able to vote your shares only on proposals that are “routine” matters. At the Meeting, only the ratification of the appointment of our independent registered public accounting firm (Proposal No. 3) is considered a routine matter. However, we understand that certain brokerage firms have elected not to vote even on “routine” matters without your voting instructions. If your broker or other agent has made this decision, and you do not provide voting instructions, your shares will not be voted at the Meeting. Accordingly, we urge you to direct your broker or other agent how to vote by returning your voting materials as instructed or by obtaining a legal proxy from your broker or other nominee in order to vote your shares electronically at the Meeting. This ensures that your shares will be voted at the Meeting in the manner you desire.

3

Q:	What if I return a proxy card or otherwise submit a proxy but do not make specific choices?

A:	If you are a record holder and return a signed and dated proxy card or otherwise submit a proxy without marking voting selections, your shares will be voted, as applicable, “FOR” the election of Dr. Hoffman and Mr. Weber as Class II directors and “FOR” Proposal Nos. 2 and 3. If any other matter is properly presented at the Meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares (including any votes represented by Preferred Stock) in accordance with the recommendations of the Board, to the extent permitted by applicable laws and regulations.

Q:	Can I change my vote or revoke my proxy?

A:	You may change your vote or revoke your proxy at any time before the vote at the Meeting. To change how your shares are voted or to revoke your proxy if you are the record holder, you may (1) notify our Corporate Secretary in writing at Biofrontera Inc., 660 Main Street, 1st Floor, Woburn, Massachusetts 01801; or (2) submit a later-dated proxy (either by mail, internet or telephone), subject to the voting deadlines described on the proxy card or voting instruction form, as applicable. You may also revoke your proxy by attending and voting at the virtual-only Meeting.

For shares you hold beneficially, you may change your vote by following the instructions provided by your broker or other agent.

If you are a holder of Preferred Stock and you change your vote or revoke your proxy at any time before the final vote at the Meeting, your actions will apply to all votes you are entitled to cast.

Q:	Who can help answer my questions?

A:	If you have any additional questions about the Meeting or how to vote, submit a proxy or revoke your proxy, or you need physical copies of this Proxy Statement or voting materials, you should contact our Corporate Secretary in writing at Biofrontera Inc., 660 Main Street, 1st Floor, Woburn, Massachusetts 01801, or by phone at (781) 486-1510.

Q:	What is a quorum and why is it necessary?

A:	Conducting business at the Meeting requires a quorum. A quorum will be present if holders of shares representing one-third of the voting power of our shares issued and outstanding on the record date are represented at the Meeting, except as otherwise required by law. Abstentions, votes withheld, and shares held by brokers that are voted on any matter will be included in the calculation of the number of shares represented at the Meeting for purposes of determining the existence of a quorum. Shares held by brokers or other agents that are not voted on any matter will not be included in determining whether a quorum is present.

If a quorum is not present at the Meeting, then any officer entitled to preside at or to act as secretary of the Meeting shall have power to adjourn the Meeting from time to time, without notice other than announcement at the Meeting, until a quorum is present or represented. If an adjournment is for more than 30 days or a new record date is fixed for the adjourned meeting by our Board, we will provide notice of the adjourned Meeting to each stockholder of record entitled to vote at the adjourned Meeting. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the originally called Meeting.

Q:	What is a “broker non-vote”?

A:	Broker non-votes occur when a broker, bank or other nominee or intermediary holding shares in street name submits a proxy, but does not cast a vote on a matter because the broker has not received voting instructions from the beneficial owner, and (i) the broker does not have discretionary voting authority on the non-routine matter or (ii) the broker chooses not to vote on a matter for which it has discretionary voting authority. A broker “non-vote” will be counted for purposes of calculating whether a quorum is present at the Meeting but will not be counted for purposes of determining the number of votes present or represented by proxy and entitled to vote with respect to a particular proposal as to which that broker “non-vote” occurs.

4

Q:	What are the voting requirements for each Proposal?

A:	Proposal No. 1: A nominee for election as a director will be elected if he or she receives the most votes (also known as a “plurality” of the votes cast). You may vote either FOR a nominee or WITHHOLD your vote from a nominee. Votes that are withheld and broker non-votes on this matter will not be included in the vote tally for the election of the director and will have no effect on the results of this vote.

Proposal No. 2: The affirmative vote of a majority of the votes cast on this proposal is required to approve the amendment and restatement of the Plan. Abstentions and broker non-votes will have no effect on the results of this vote.

Proposal No. 3: The affirmative vote of a majority of the votes cast on this proposal is required to ratify the selection of CBIZ CPAs P.C. as our independent registered public accounting firm for the year ending December 31, 2026. Abstentions and broker non-votes will have no effect on the results of this vote.

Q:	What should I do if I receive more than one Notice of Internet Availability of Proxy Materials or more than one paper copy of the Proxy Statement?

A:	You will receive a Notice of Internet Availability of Proxy Materials or proxy card for each account you have. Please vote proxies for all accounts to ensure that all of your shares are represented and voted at the Meeting.

Q:	Where can I find the voting results of the Meeting?

A:	We intend to announce preliminary voting results at the Meeting and publish final results in a Current Report on Form 8-K, to be filed with the SEC following the Meeting.

Q:	What happens if additional matters are presented at the Meeting?

A:	Other than the items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Meeting. If you grant a proxy, the persons named as proxy holders will vote your shares on any additional matters properly presented for a vote at the Meeting in accordance with recommendations of the Board, to the extent permitted by applicable laws and regulations.

Q:	How many shares are outstanding and how many votes is each share entitled?

A:	Each share of our Common Stock that is issued and outstanding as of the close of business on the record date is entitled to be voted on all items being voted on at the Meeting, with each share being entitled to one vote on each matter. As of the record date, 12,007,558 shares of Common Stock were issued and outstanding.

As of the record date, 22,286 shares of Preferred Stock were issued and outstanding, with the holders of Preferred Stock entitled to cast an aggregate of 4,742,525 votes (not including the votes they may cast with respect to any Common Stock that they hold).

The Common Stock and Preferred Stock are our only issued and outstanding voting securities as of the record date and vote as a single class. The total number of votes entitled to be cast by the holders of our Common Stock and Preferred Stock at the Meeting is 16,750,083.

Q:	Who will count the votes?

A:	Computershare Trust Company, N.A., serving as inspector of elections, will tabulate the votes.

Q:	Who will bear the cost of soliciting votes for the Meeting?

A:	The Board is making this solicitation on behalf of the Company, which will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials. Certain of our directors, officers, and employees, without any additional compensation, may also solicit your vote in person, by telephone, or by electronic communication. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward solicitation materials to beneficial owners, and we may reimburse them for their reasonable expenses incurred in so doing.

5

Q:	How can I attend the Meeting with the ability to ask a question and/or vote?

A:	The Meeting will be a completely virtual meeting of stockholders and will be conducted exclusively by webcast.

As a stockholder of record as of the record date, you will be able to attend the Meeting online, ask a question, and vote by visiting meetnow.global/MVWJYNQ and following the instructions on your Notice of Internet Availability of Proxy Materials or proxy card.

If you are a beneficial holder holding your shares through a broker or other agent and want to attend the Meeting online by webcast (with the ability to ask a question and/or vote, if you choose to do so) you have two options:

(1) Registration in Advance of the Meeting

Submit proof of your legal proxy from your broker or other agent reflecting your Biofrontera Inc. holdings along with your name and email address to Computershare.

Requests for registration as set forth above must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on June 10, 2026. You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us at the following:

By email: Forward the email from your broker granting you a legal proxy, or attach an image of your legal proxy, to legalproxy@computershare.com

By mail:

Computershare

Biofrontera Inc. Legal Proxy

P.O. Box 43001

Providence, RI 02940-3001

(2) Registration at the Meeting

Please go to meetnow.global/MVWJYNQ for more information on the available options and registration instructions.

The Meeting will begin online promptly at 10:00 a.m., Eastern Time on June 11, 2026. We encourage you to access the Meeting prior to the start time, leaving ample time to check in. Please follow the registration instructions as outlined in this Proxy Statement.

The virtual meeting platform is fully supported across most browsers and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Participants should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the Meeting. We encourage you to access the Meeting prior to the start time. For further assistance should you need it, you may call 1-888-724-2416.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

The following table provides information regarding the members of our Board (ages as of the date of this Proxy Statement):

Name	Age	Position(s)	Since
John J. Borer III, J.D.	68	Director	November 2021
Beth J. Hoffman, Ph.D.	69	Director	November 2021
Heikki Lanckriet, Ph.D.	48	Director	July 2023
Prof. Hermann Luebbert, Ph.D.	70	Chief Executive Officer and Chairman of the Board	November 2021
Kevin D. Weber	68	Director	March 2022

6

Nomination for Election as Class II Directors

Beth J. Hoffman, Ph.D. became a member of our Board in November 2021. Dr. Hoffman is the founder, and since 2015 has been the President and Chief Executive Officer, of Origami Therapeutics, Inc., located in San Diego, California. Dr. Hoffman has over 20 years of experience in drug discovery and development. Dr. Hoffman has made major contributions to the launch of two first-in-class drugs and two best-in-class drugs for Cystic Fibrosis. Dr. Hoffman holds her Ph.D. in Biology from The Johns Hopkins University in Baltimore, Maryland.

Kevin D. Weber became a member of our Board in March 2022. Mr. Weber is an experienced pharmaceutical executive who brings to Biofrontera more than 30 years of executive and commercialization experience with a particular expertise in product marketing. He has worked in a range of therapeutic areas including clinical and aesthetic dermatology, pain management, inborn errors of metabolism and respiratory medicine. In 2022, he retired from his position as a Principal at Skysis, a biotech-focused brand management consulting practice. He previously served as CEO of Paraffin International. Prior to Paraffin, Mr. Weber served in senior executive and marketing roles at Depomed, Hyperion Therapeutics and Medicis Pharmaceuticals. From 2016 to 2021, Mr. Weber served as a member of the supervisory board of Biofrontera AG. Mr. Weber previously served on the Boards of Directors of the American Academy of Pain Medicine Foundation, the American Chronic Pain Association and the Arizona Bioindustry Association. He holds a B.S. in Business Administration from Western Michigan University.

Directors Continuing in Office

Class III Directors (Term Expires at the 2027 Annual Meeting)

John J. Borer III, J.D. became a member of our Board in November 2021. Since 2012, he has been the Senior Managing Director and Co-Head of Investment Banking at The Benchmark Company, LLC. He was formerly the Chief Executive Officer and Head of Investment Banking at Rodman & Renshaw and has held senior positions at Security Pacific Business Credit and Barclays American Business Credit. Mr. Borer has also served on the Supervisory Board of Biofrontera AG since May 2016 until December 2021. He holds a Juris Doctor from Loyola Law School in Los Angeles, California and a B.S. in Agricultural Economics from The University of California, Davis.

Prof. Hermann Luebbert, Ph.D. is currently serving as the Company’s Chief Executive Officer and Chairman (since May 2023). He served as the Company’s Executive Chairman from November 2021 to May 2023 and has served as Chairman of the Board since March 2015. Prof. Luebbert also served as the Chief Executive Officer of the Company from March 2015 until January 2020 and from March 2021 until November 2021. Prof. Luebbert founded Biofrontera AG in 1997, and, until December 2021, Prof. Luebbert served as the chief executive officer of Biofrontera AG, chairman of the management board of Biofrontera AG, and as a managing director of all subsidiaries of Biofrontera AG. He studied biology at the University of Cologne in his hometown of Cologne, Germany and received his doctorate there in 1984. Following 3.5 years in academic research at the University of Cologne and the California Institute of Technology, he gained experience in managing a global research organization for ten years at Sandoz, where he served as Head of Genome Research, and Novartis Pharma AG, where he served as a member of the global Neuroscience Research Management Team. He qualified as a university lecturer at the Swiss Federal Institute of Technology (ETH) Zurich and, in addition to his engagements at Biofrontera, held a professorship for animal physiology at the Ruhr-University Bochum from which he retired in February 2022.

Class I Director (Term Expires at the 2028 Annual Meeting)

Heikki Lanckriet, Ph.D. became a member of our Board in July 2023. Dr. Lanckriet currently serves as Chief Executive Officer of Targo Tx, a U.K. biotechnology company that engages in the development of nucleic acid medicines, a position he has held since February 13, 2026. From January 1, 2020 until February 13, 2026, he served as Chief Executive Officer and Chief Scientific Officer of 4basebio PLC, UK, a publicly traded company (spun out of Expedeon AG in 2021) that engages in the research, development, manufacturing and commercialization of synthetic DNA and RNA products, and targeted non-viral vector solutions. Dr. Lanckriet has over 20 years’ experience in life sciences and drug discovery. He also has served as a director of Biofrontera AG since December 2021 and holds NED positions in several European based biotech companies including Kither Biotech, Leucid Bio, Neophore and Neomatrix. Dr. Lanckriet holds a Ph.D. in Chemical Engineering from the University of Cambridge in the U.K. and a M.Eng. in Chemical Engineering from the University of Ghent in Belgium. He has authored several scientific papers that have been published in peer-reviewed medical and scientific journals and is a named inventor on a multitude of patents.

7

Family Relationships

There are no family relationships between any director or executive officer.

Board and Stockholder Meeting Attendance

During the year ended December 31, 2025, there were 39 Board meetings. All our directors attended at least 90% of the total number of meetings of the Board and any committee(s) of the Board on which such director served during the time each he or she was serving as a director. We encourage, but do not require, our directors to attend our annual meetings of stockholders. Four of our directors attended the 2025 Annual Meeting.

Composition of our Board of Directors

Our Board currently consists of five members. Our directors hold office until their respective successors have been elected and qualified or until their earlier resignation, removal, disqualification or death. In addition, our certificate of incorporation and bylaws provide for a classified board of directors consisting of three classes of directors, each serving staggered three-year terms, as follows:

●	our Class I director is Dr. Lanckriet, whose term will expire at the 2028 annual meeting of stockholders;

●	our Class II directors are Mr. Weber and Dr. Hoffman, whose terms will expire at the 2026 annual meeting of stockholders (and each of whom is currently standing for election for a term that will expire at the 2029 annual meeting of stockholders); and

●	our Class III directors are Mr. Borer and Prof. Luebbert, whose terms will expire at the 2027 annual meeting of stockholders.

Pursuant to securities purchase agreements we entered into with certain investors in February 2024, we have agreed to appoint up to two additional directors to our Board, each of whom shall be designated by one of the investors. No such appointment has been made as of the date of this Proxy Statement. Additionally, pursuant to the Strategic Transaction (defined below), for the period from June 30, 2025 through June 30, 2028, at all times while any of Biofrontera AG, Biofrontera Pharma GmbH (“Biofrontera Pharma”), or Biofrontera Bioscience GmbH (“Biofrontera Bioscience”) holds any shares of our Series D Preferred Stock (or shares of Series D Preferred Stock converted by any of such holders into Company common stock pursuant to the terms of the Series D Preferred Stock), Biofrontera AG shall have the right to appoint one director to the Board if the Board consists of up to seven members, and shall have the right to appoint one additional director to the Board if the Board consists of eight or more members. Dr. Lanckriet currently serves on the Board as a designee of Biofrontera AG pursuant to these arrangements.

Board Leadership

Our Board has the flexibility to determine whether the roles of Chairman and Chief Executive Officer should be separated or combined. The Board makes this decision based on its evaluation of the circumstances and the Company’s specific needs from time to time. Currently, Prof. Luebbert serves as the Company’s Chairman and Chief Executive Officer. The Board has determined that combining these roles is the best leadership structure for the Company at this time because of Prof. Luebbert’s experience with the Company’s business and industry, as well as his ability to effectively identify strategic priorities of the Company and facilitate execution of the Company’s strategy. The Board may decide to separate the roles of the Chairman and Chief Executive Officer if it believes that separation is the best leadership structure for the Company in the future. The Board has not designated a lead independent director.

8

Director Independence

Our Board periodically reviews the independence of our directors and considers whether any director has a material relationship with us that could compromise that director’s ability to exercise independent judgment in carrying out his or her responsibilities. In addition to affirmatively determining that each of Mr. Borer, Dr. Hoffman and Mr. Weber satisfies the general independence requirements under the rules of The Nasdaq Stock Market, LLC (“Nasdaq”) and, in the case of members of the audit and compensation committees, our Board has also affirmatively determined that such members satisfy the additional independence requirements and standards imposed by the SEC and Nasdaq for members of those committees, respectively.

Committees of Our Board of Directors

Our Board directs the management of our business and affairs, as provided by Delaware law, and conducts its business directly and through its standing committees. Our standing committees are the audit committee, nominating and corporate governance committee, and compensation committee. In addition, special committees may be established by the Board when necessary to address specific matters. Our standing committees’ charters are available on our website at https://www.biofrontera-us.com/.

Audit Committee

Our audit committee consists of Mr. Borer (Chairperson), Dr. Hoffman, and Mr. Weber. The committee’s charter details the principal functions of the committee, including:

●	reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the Board whether the audited financial statements should be included in our Annual Report on Form 10-K;

●	discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

●	discussing with management major risk assessment and risk management policies;

●	monitoring the independence of the independent auditor;

●	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit, as required by law;

●	reviewing and approving all related-party transactions;

●	inquiring and discussing with management our compliance with applicable laws and regulations;

●	pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

●	overseeing risks associated with cybersecurity threats;

●	appointing or replacing the independent auditor;

●	determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; and

●	establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies.

During the year ended December 31, 2025, our audit committee held four meetings.

9

Heightened Requirements for Audit Committee Members

Each member of the audit committee is able to read and understand fundamental financial statements, including the balance sheet, income statement and cash flow statement. None of the members have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years. The Board has determined that Mr. Borer qualifies as (i) an “audit committee financial expert,” as defined under rules and regulations of the SEC, and (ii) a financially sophisticated audit committee member under Rule 5605(c)(2)(A) of the Nasdaq rules.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee consists of Dr. Hoffman (Chairperson), Mr. Borer, and Mr. Weber. The committee’s charter details the principal functions of the committee, including:

●	identifying, considering and recommending candidates for membership on our Board;

●	overseeing the process of evaluating the performance of our Board; and

●	advising our Board on other corporate governance matters.

To fulfill these responsibilities, the committee annually assesses the requirements of the Board and makes recommendations to the Board regarding its size, composition, and structure. In determining whether to nominate a candidate (including incumbent directors) for election, the committee evaluates each candidate in light of the current assessment of the Board’s requirements. When the need to fill a new seat or vacancy on the Board arises, the committee proceeds by whatever means it deems appropriate to identify a qualified candidate or candidates, which may include engaging an outside search firm or considering recommendations from stockholders, directors, and executive officers.

The committee will consider stockholder recommendations of candidates on the same basis as it considers all other candidates. Stockholder recommendations should be submitted to us under the procedures discussed in “Communications with our Board,” and should include the full name of the proposed nominee and any additional information pertinent to the recommendation, such as a description of the proposed nominee’s business experience, biographical information, and a description of the proposed nominee’s qualifications as a director. Any such submission should be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

The committee and the Board have not established any specific minimum qualification standards for director nominees (including diversity characteristics); rather, in evaluating the suitability of individuals for board membership, the committee and the Board consider the way in which it believes the individual can assist the Company in pursuing its goals and advancing its strategies. During the year ended December 31, 2025, our nominating and corporate governance committee held one meeting.

Compensation Committee

Our compensation committee consists of Mr. Weber (Chairperson), Mr. Borer, and Dr. Hoffman. The committee’s charter details the principal functions of the compensation committee, including:

●	reviewing and approving on an annual basis the corporate goals and objectives relevant to the compensation of our President and Chief Executive Officer (and Executive Chairman, when applicable), evaluating the performance of our President and Chief Executive Officer (and Executive Chairman, when applicable) in light of such goals and objectives, and determining and approving the remuneration (if any) of our President and Chief Executive Officer (and Executive Chairman, when applicable) based on such evaluation;

●	reviewing and approving the compensation of our other executive officers;

●	reviewing our executive compensation policies and plans;

●	implementing and administering our incentive compensation equity-based remuneration plans;

●	assisting management in complying with our proxy statement and annual report disclosure requirements pertaining to executive compensation matters;

10

●	approving all special perquisites, special cash payments and other special compensation and benefit arrangements (if any) for our executive officers and other employees; and

●	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The committee uses its business judgment and other resources it deems appropriate in executing its duties, including establishing our compensation philosophy and policies, overseeing the implementation of executive officer and non-employee director compensation programs and overseeing disclosures regarding compensation in our SEC filings. In executing its duties, the committee considers many factors, including market comparisons using data derived from third party resources, competitive considerations, executive expectations, and executive performance.

The committee reviews and recommends to our Board the compensation of our Chief Executive Officer. In addition, our CEO separately submits recommendations to the committee regarding all other executive officers for use by the committee in making recommendations to the Board concerning their base salary and incentive compensation.

Our compensation committee charter also provides that the committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC. The committee did not engage any compensation consultants or other advisers in 2025.

During the year ended December 31, 2025, our compensation committee held three meetings.

Risk Oversight

Risk is inherent in every business, and how well a business manages risk can greatly influence its success. We face a number of risks, including risks relating to our financial condition, development and commercialization activities, operations, strategic direction and intellectual property, as more fully discussed under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025 and our other filings with the SEC. Management is responsible for the day-to-day management of risks we face, while our Board has responsibility for the oversight of risk management. In its risk oversight role, our Board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

The role of the Board in overseeing the management of our risks is conducted primarily through committees of the Board, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees. Each committee, or the full Board, as appropriate, discusses with management our major risk exposures, their potential impact on us, and the steps we take to manage them. When a committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chairman of the relevant committee reports on the discussion to the full Board. This enables the Board and its committees to coordinate risk oversight, particularly with respect to risk interrelationships.

Risk Considerations in our Compensation Program

We conduct assessments of our compensation policies and practices for our employees and have concluded that these policies and practices are not reasonably likely to have a material adverse effect on our Company.

Policy on Insider Trading and Hedging Transactions

We have an insider trading policy that governs the purchase and sale or other disposition of our securities by our directors, officers and employees and their respective immediate family members and acquaintances. Our insider trading policy is designed to promote compliance with insider trading laws, rules and regulations, as well as Nasdaq listing standards. Among other things, the insider trading policy (i) prohibits trading in our securities, as well as securities of the companies in which we do business, by persons covered by the policy when in possession of material non-public information; (ii) provides for “blackout periods” during which certain individuals are prohibited from transacting in our securities; and (iii) requires certain individuals, including all executive officers and directors, to follow pre-clearance procedures before engaging in any transaction in the Company’s securities, including any “hedging” transactions such as prepaid variable forwards, equity swaps, or collars or any other transactions that are designed to or have the effect of hedging or offsetting any decrease in the market value of the Company’s securities. The full text of our insider trading policy was filed as Exhibit 19.1 to our 2025 Annual Report on Form 10-K.

11

Timing of Certain Equity Awards

From time to time, we may grant equity awards, including stock options or stock appreciation rights. Although we do not have a formal policy with respect to the timing of our equity award grants, we do not grant equity awards in anticipation of the release of material nonpublic information and we do not time the release of material nonpublic information based on equity award grant dates or for the purpose of affecting the value of employee compensation from said awards.

During fiscal 2025, we did not grant any stock options or similar awards to any of our NEOs during any period beginning four business days before and ending one business day after the filing of any report on Form 10-Q or Form 10-K, or the filing or furnishing of any Form 8-K that disclosed any material non-public information.

Code of Ethics and Code of Conduct

We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code is posted on our website, www.biofrontera-us.com. In addition, we post on our website all disclosures that are required by law or the Nasdaq listing standards concerning any amendments to, or waivers from, any provision of the code.

Communications with our Board of Directors

Stockholders who wish to communicate with our Board may do so by sending written communications to our Corporate Secretary addressed as follows: Biofrontera Inc., Attn: Corporate Secretary, 660 Main Street, 1st Floor, Woburn, MA 01801, or via e-mail to annualmeeting@bfri.com. The communications will be reviewed by the Corporate Secretary. The Corporate Secretary will forward such communication to our Board or to any individual director to whom the communication is addressed unless the communication is, in the discretion of the Corporate Secretary, unduly frivolous, hostile, threatening or similarly inappropriate, in which case the Corporate Secretary shall discard the communication.

EXECUTIVE OFFICERS

Name	Age	Position(s)
Prof. Hermann Luebbert, Ph.D.	70	Chief Executive Officer and Chairman
Fred Leffler	42	Chief Financial Officer
George Jones	53	Chief Commercial Officer

For information as to the business history of Prof. Hermann Luebbert, Ph.D., see the section entitled “Board of Directors and Corporate Governance” set forth in this Proxy Statement above.

Our current non-director executive officer biographical information is as follows:

Fred Leffler has served as our Chief Financial Officer since October 2022. Mr. Leffler is an experienced financial executive with 15 years of leadership, financial management, consultancy and operations experience across a range of private and public organizations, including growth-stage, private equity and Fortune 100 companies. Prior to joining the Company, Mr. Leffler served as a Senior Manager at McKinsey & Company since January 2022 as well as in different capacities, including Associate and Senior Manager from September 2015 to November 2019. Prior to rejoining McKinsey & Company, Mr. Leffler served as the Senior Director, Corporate Finance & Restructuring of FTI Consulting from August 2020 to January 2022. Prior to joining FTI Consulting, he served as Vice President, Data & Analytics of Rockcreek from November 2019 to August 2020. Earlier in his career, Mr. Leffler held various financial positions at General Electric and Sun Edison. Mr. Leffler received his Bachelor of Science, Business Administration (BSBA) degree from the Ohio State University Fisher School of Business, and his Master of Business Administration (MBA) from Duke University’s Fuqua School of Business.

12

George Jones has served as our Chief Commercial Officer since August 2025. Mr. Jones leads the company’s commercial functions, including sales, marketing, and market access. Mr. Jones brings over 25 years of extensive commercial leadership experience in the specialty pharmaceutical and biotech sectors. His career includes key leadership roles at Currax Pharmaceuticals, Pernix Therapeutics, and Depomed, Inc., where he was instrumental in building and leading commercial organizations, guiding rapid growth, and successfully integrating product acquisitions. From November 2021 until August 2025, he was the Chief Operating Officer at UpScriptHealth, a health technology company focused on direct to consumer access of pharmaceutical products, where he more than tripled partnership revenues by leveraging innovative telehealth and digital channels. Prior to that, he served as Vice President of Global Marketing and Commercial Operations at Currax Pharmaceuticals. His experience aligns with Biofrontera’s commitment to expanding patient access to proven therapies. Mr. Jones has a BSc in Business Administration and Management from State University of New York at Fredonia.

EXECUTIVE COMPENSATION

This section discusses the material components of the executive compensation program for our executive officers who are named in the “Summary Compensation Table” below. For the year ended December 31, 2025, our “named executive officers” (or “NEOs”) and their positions were as follows:

●	Prof. Hermann Luebbert, Ph.D., our Chief Executive Officer and Chairman;
●	Fred Leffler, our Chief Financial Officer; and
●	George Jones, our Chief Commercial Officer.

Summary Compensation Table

Executive Compensation during the years ended December 31, 2025 and 2024 was as follows:

Name and principal position	Year	Salary ($)	Bonus ($)	Stock awards ($)	Option awards ($)	Nonequity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Prof. Hermann Luebbert Ph.D., Chairman and	2025	489,683	192,535	112,625	73,125	-	-	5,264	873,232
Chief Executive Officer	2024	482,007	296,607	291,500	226,628	-	-	6,175	1,302,917
Fred Leffler,	2025	371,000	89,782	56,313	36,563	-	-	551	554,209
Chief Financial Officer	2024	364,194	138,308	185,500	144,218	-	-	406	832,626
George Jones, Chief Commercial Officer(1)	2025	96,923	-		60,500	-	-	213	157,636

(1)	Mr. Jones joined the Company as Chief Commercial Officer on August 25, 2025.

Narrative Disclosure to Summary Compensation Table

Executive Compensation Arrangements

The following summarizes the material terms of the employment agreements with each of our NEOs. As of December 31, 2025, we had employment agreements in place with Prof. Luebbert, Mr. Leffler, and Mr. Jones.

13

Luebbert Employment Agreement

On October 1, 2021, we entered into an amended employment agreement with Prof. Luebbert that became effective on December 14, 2021. Prof. Luebbert’s agreement, which was most recently amended on November 11, 2024, provides a base salary of $468,500 (subject to increases approved by the Board), with eligibility to receive a cash bonus of up to 65% of his base salary upon the attainment of performance goals set in advance by the Board. The actual amount of any bonus shall depend upon the level of achievement of set targets. No bonus will be paid if our Board determines that the target achievement of the respective year was below 70%. We also agree to allow Prof. Luebbert to participate in any benefit programs we make available to our employees.

Upon termination of employment by the Company other than termination for “cause” (as such term is defined in the employment agreement), Prof. Luebbert shall be entitled to a severance payment equal to one twelfth of his then-current annual base salary for each full year of employment (including Biofrontera AG, as a past affiliate of the Company); provided, however, that such payment shall not exceed two full years of Prof. Luebbert’s then-current base salary. If Prof. Luebbert’s employment is terminated without “cause” within three months prior to or 12 months after a “change in control” (as such term is defined in the employment agreement), he will be entitled to certain benefits pertaining to continuing health insurance coverage and may receive an enhanced severance payment equal to two years of his current base salary and target annual bonus.

Leffler Employment Agreement

On October 3, 2022, we entered into an employment agreement with Mr. Leffler pursuant to which he agreed to serve as our Chief Financial Officer. The employment agreement entitles Mr. Leffler to, among other benefits: (1) an annual base salary of $355,000 (subject to increases approved by the Board), (2) a bonus of up to 40% of his base salary, upon attainment of performance goals set in advance by the Chief Executive Officer and (3) receipt of 100,000 stock options, subject to same vesting schedule and other terms, conditions and restrictions imposed upon all awards under the Company’s employee stock option program. This agreement was subsequently amended on May 10, 2024 to increase Mr. Leffler’s annual base salary to $371,000.

The employment agreement also permits Mr. Leffler to participate in any benefit program that we make available to our employees. In the event that Mr. Leffler’s employment is terminated without “cause” or he resigns for “good reason” outside of periods during which provisions related to a “change in control” (as such terms are defined in the employment agreement) are in effect, provided that he executes and makes effective a release of claims against the Company and its affiliates, Mr. Leffler will become entitled to a lump sum payment in an amount equal to one-twelfth of his annual base salary for each full year of employment; further provided that such payment will not be less than six months of, nor more than two full years of, his then-current base salary. Under the employment agreement, if Mr. Leffler’s employment is terminated without “cause” or he resigns for “good reason” within three months prior to or 12 months after a “change in control,” he will be entitled to certain benefits pertaining to continuing health insurance coverage and an enhanced severance payment equal to the sum of his current base salary and target annual bonus for the then current fiscal year.

Jones Employment Agreement

On August 11, 2025, we entered into an employment agreement with Mr. Jones pursuant to which he agreed to serve as our Chief Commercial Officer. The employment agreement entitles Mr. Jones to, among other benefits: (1) an annual base salary of $315,000 (subject to increases approved by the Board), (2) a bonus of up to 50% of his base salary, upon attainment of performance goals set in advance by the Board, and (3) receipt of no less than 100,000 stock options which shall be subject to a one-year vesting schedule and other terms, conditions, and restrictions imposed upon all awards under the Company’s employee stock option program.

The employment agreement also permits Mr. Jones to participate in any benefit program that we make available to our employees. In the event that Mr. Jones experiences a termination of his employment without “cause” or he resigns for “good reason” outside of period during which provisions related to a “change in control” (as such terms are defined in the employment agreement) are in effect, provided that he executes and makes effective a release of claims against the Company and its affiliates, Mr. Jones will become entitled to a lump sum payment in an amount equal to one-twelfth of his annual base salary for each full year of employment; further provided that such payment will not be less than six months of, nor more than two full years of, his then-current base salary. Under the employment agreement, if Mr. Jones’s employment is terminated without “cause” or he resigns for “good reason” within three months prior to or 12 months after a “change in control,” he will be entitled to certain benefits pertaining to continuing health insurance coverage and an enhanced severance payment equal to the sum of his current base salary and target annual bonus for the then current fiscal year.

14

Equity Awards

Our executives hold outstanding options and restricted stock unit awards that were awarded since our initial public offering in 2021. These awards are described in more detail in the “Outstanding Equity Awards at Fiscal Year End” table below and in Note 18, Equity Incentive Plans and Share-Based Payments of the Notes to the Company’s financial statements in our Annual Report on Form 10-K for the year ended December 31, 2025.

The Plan provides for the issuance of stock option awards to our eligible employees (including our NEOs). The Plan is a stock incentive plan under which we may offer securities of the Company to our and our affiliates’ employees, directors, and consultants. The Plan is not subject to any provisions of the U.S. Employee Retirement Income Security Act of 1974 (“ERISA”) and is not qualified under Section 401(a) of Internal Revenue Code of 1986, as amended (the “Code”). The Plan permits us to satisfy any awards under the Plan by distributing to participants (1) authorized and unissued shares of Company common stock, (2) shares of common stock held in the Company treasury, (3) shares of Company common stock purchased on the open market, or (4) shares of Company common stock acquired through private purchase.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth as of the end of fiscal year 2025 all outstanding equity awards held by our NEOs as adjusted for the Company’s reverse stock split that was effective as of July 3, 2023 (the “Reverse Stock Split”):

	Option Awards				Stock Awards:
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares or Units That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares or Units That Have Not Vested ($)(6)
Prof. Hermann Luebbert, Ph.D.
Stock options	5,669	-	95.40	12/09/2031	-	-
Stock options	9,542	-	52.20	05/18/2032	-	-
Stock options (1)	90,750	184,250	1.38	07/12/2034	-	-
Stock options (2)	-	125,000	1.00	07/22/2035	-	-
Restricted stock units (3)	-	-	-	-	125,000	$71,250

Fred Leffler
Stock options (4)	3,300	1,700	19.40	01/10/2033	-	-
Stock options (1)	57,750	117,250	1.38	07/12/2034	-	-
Stock options (2)	-	62,500	1.00	07/22/2035	-	-
Restricted stock units (3)	-	-	-	-	62,500	$35,625

George Patrick Jones
Stock Options (5)	-	100,000	1.00	09/15/2035	-	-

(1)	The options began to vest in three equal annual installments on July 12, 2025.
(2)	The options began to vest in two equal semi-annual installments on January 22, 2026.
(3)	Each restricted stock unit represents a contingent right to receive one share of our common stock. The restricted stock units will vest in two equal annual installments beginning on July 22, 2026. Each vested restricted stock unit will be settled, at the Company’s discretion, in shares, cash or a combination of shares and cash, within 60 days of the vesting date.
(4)	The options began to vest in three equal annual installments on January 10, 2024.
(5)	The options began to vest in two equal semi-annual installments on February 25, 2026.
(6)	Based on the price per share of our common stock as of the close of business on December 31, 2025, which was $0.57.

15

Equity Compensation Plan Information

The following table summarizes our equity compensation plan information as of December 31, 2025.

Plan Category	Number of Securities to Be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders	2,299,218	2.70	1,200,101

Clawback Policy

Effective October 2, 2023, the Board updated our compensation recovery policy in accordance with the requirements of the Nasdaq listing standard adopted pursuant to SEC rules (the “Clawback Policy”). The Clawback Policy provides, among other things, that we will seek to recover any erroneously awarded incentive-based compensation received by covered executives of the Company (which are determined from time to time by the compensation committee of the Board and includes current and former executive officers) during the three completed fiscal years preceding any date on which we are required to prepare an accounting restatement due to our material noncompliance with any financial reporting requirement under the securities laws.

Director Compensation

Director compensation for the year ended December 31, 2025 is shown in the table below:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	Total ($)
Prof. Hermann Luebbert, Ph.D.	$-	$-	$-
Kevin Weber	68,250	20,000	88,250
John J. Borer III, J.D.	67,250	20,000	87,250
Beth J. Hoffman, Ph.D.	64,250	20,000	84,250
Heikki Lanckriet, Ph.D.	40,250	20,000	60,250

16

Narrative to Director Compensation Table

Our non-employee director compensation policy is designed to enable us to attract and retain, on a long-term basis, highly qualified non-employee directors. Under the policy each director who is not an employee is paid cash compensation as set forth below:

Annual Retainer
Board of Directors:
All non-employee members	$40,250
Additional retainer for non-executive chairperson	$30,000
Audit Committee:
Members	$8,000
Additional retainer for chair	$8,000
Compensation Committee:
Members	$6,000
Additional retainer for chair	$9,000
Nominating and Corporate Governance Committee:
Members	$5,000
Additional retainer for chair	$5,000

These fees are payable in four equal quarterly installments, provided that the amount of such payment will be prorated for any portion of such quarter that the director is not serving on our Board or any committee of the Board. We also reimburse our non-employee directors for reasonable travel and other expenses incurred in connection with attending our Board and committee meetings.

In addition to the cash compensation described above, non-employee directors receive annual stock options awards made under our Plan, subject to the availability of shares authorized for issuances thereunder.

PROPOSAL NO. 1-ELECTION OF CLASS II DIRECTORS

In accordance with our certificate of incorporation and bylaws, our Board is divided into three classes of directors. At each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the class of directors whose terms are then expiring, to serve from the time of election and qualification until the third annual meeting following their election and until their respective successor is duly elected and qualified or until their earlier death, resignation, or removal. Beth J. Hoffman, Ph.D. and Kevin D. Weber are the Class II directors whose terms expire at the Meeting. Dr. Hoffman and Mr. Weber have been nominated, and each has agreed to stand, for re-election to our Board to serve as a Class II director until the 2029 annual meeting of stockholders and until a successor is duly elected and qualified or until the earlier of his or her death, resignation, or removal.

Required Vote of Stockholders

The Class II director nominees who receive the highest number of votes “FOR” election by holders of our common stock that are entitled to vote at the Meeting on the election of directors will be elected as the Class II directors, provided that a quorum is present. Withhold votes and broker non-votes will have no effect on this proposal.

It is intended that, unless you give contrary instructions, shares represented by proxies will be voted “FOR” the election of the nominees listed above as the Class II director nominees.

We have no reason to believe that the nominees will be unable to serve. In the event that either or both nominees are unexpectedly not available to serve, proxies may be voted for another person nominated as a substitute by our Board. Information relating to the nominees, including period of service as a director, principal occupation, and other biographical material is provided above in the section titled “Board of Directors and Corporate Governance.”

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” BETH J. HOFFMAN, PH.D. AND KEVIN D. WEBER FOR ELECTION AS CLASS II DIRECTORS.

17

PROPOSAL NO. 2 – APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE COMPANY’S 2021 OMNIBUS INCENTIVE PLAN

General

The Board adopted, and our sole stockholder approved, the Plan on July 23, 2021 (the “Plan Effective Date”). As of April 29, 2026, a total of 3,750,000 shares of our common stock were authorized for issuance under the Plan, as amended; 475,681 shares had been issued upon the exercise of options and the vesting of other equity awards granted under the Plan or were previously issued but have since been forfeited; and 3,114,368 shares are subject to outstanding restricted stock units or options to purchase shares, leaving 159,951 shares available for issuance under the Plan. On April 29, 2026, our Board determined to amend and restate the Plan, subject to approval by our stockholders, to increase the aggregate number of shares authorized for issuance under the Plan to 8,750,000, to provide the Committee (as defined in the Plan) with discretion to extend for up to 30 days the expiration of nonqualified stock options and stock appreciation rights (“SARs”) if such expiration would occur at a time when the trading in shares of the Company’s common stock is prohibited by law or by the Company’s insider trading policy, and to make other conforming or ministerial changes to the Plan.

All share amounts in the preceding paragraph and otherwise in this section of this Proxy Statement have been adjusted in respect of the Reverse Stock Split, as provided in the Plan.

Approval by our stockholders is required by the listing rules of The Nasdaq Stock Market and as a condition to obtaining favorable federal income tax treatment for grants of incentive stock options under Section 422 of the Code.

Reasons for Amendment of the Plan; Effects of the Proposed Amendments

Our Board, compensation committee, and management believe that the effective use of stock-based long-term incentive compensation is vital to our ability to achieve strong performance in the future and that the Plan maintains and enhances the key policies and practices adopted by our management and the Board to align employee and stockholder interests and to link compensation to Company performance. In addition, our future success depends, in large part, upon our ability to attract, retain and motivate key personnel. We believe that the increase in the number of shares available for issuance under our Plan is essential to permit our management to accomplish this by providing long-term, equity-based incentives to present and future key employees, consultants and directors. Our Board believes that the number of shares currently remaining available for issuance pursuant to future awards under the Plan is not sufficient for future granting needs. Our Board currently believes that if the amendment and restatement of the Plan is approved by stockholders, the resulting number of shares available for issuance under the Plan will be adequate to make future awards under the Plan through at least 2028.

Accordingly, the Board recommends that the Company’s stockholders approve the following resolution:

“RESOLVED that the Company’s stockholders approve the Amended and Restated 2021 Omnibus Incentive Plan in substantially the form attached as Appendix A.”

The proposed amendment and restatement of the Plan will become effective upon stockholder approval of this proposal. If this proposal is not approved, the amendment and restatement will not become effective and the Plan will continue in its current form.

Summary of the Plan, as amended and restated

The following is a brief summary of the major provisions of the Plan, as proposed to be amended and restated. This summary is qualified in its entirety by reference to the text of the Plan, as proposed to be amended and restated, a copy of which is attached as Appendix A to this Proxy Statement. Amendments to the Plan are indicated in Appendix A with underlining indicating text that is proposed to be added, and strikethrough of text indicating text that is proposed to be deleted.

General Information About the Plan

The purpose of the Plan is to enable the Company to attract, retain and motivate its employees by providing for or increasing their proprietary interests in the Company.

18

The Plan is a stock incentive plan under which we may offer securities of the Company to our employees. The Plan is not subject to any provisions of ERISA and is not qualified under Section 401(a) of the Code. The Plan permits the Company to satisfy any awards under the Plan by distributing to participants (1) authorized and unissued shares of Company common stock, or (2) shares of common stock held in the Company treasury, including shares purchased on the open market and shares acquired through private purchases.

Eligibility

Persons eligible to participate in the Plan include employees of the Company and its affiliates (approximately 98 individuals, including three officers), members of the Board (five individuals), and consultants of the Company and its affiliates (to which the Company has not historically granted awards).

Administration

The Plan is administered by the Committee, which is defined in the Plan as our compensation committee, or, if the Board is acting as the Committee, the directors that are “independent directors” under the Nasdaq rules and “non-employee directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended. The Committee administers the Plan. The Committee in its discretion may delegate any and all of its duties to officers of the Company. The Committee has the authority to determine the terms and conditions of any agreements relating to awards granted under the Plan (agreements may differ among participants), and to adopt, alter and repeal rules, guidelines and practices relating to the Plan. The Committee has full discretion to administer and interpret the Plan, and to adopt whatever rules, regulations and procedures it deems necessary or advisable. The Committee has the sole and complete authority to determine who will be granted awards under the Plan.

Duration; Plan Amendments

The Plan expires by its terms on the tenth anniversary of the Plan Effective Date. However, the Board may terminate the Plan before that date. No awards can be granted under the Plan after the Plan has terminated. However, awards granted prior to the date on which the Plan terminates will not be affected by the termination and the terms and conditions of the Plan will continue to apply to those awards.

Shares Available for Awards

Shares Available for Issuance

The maximum number of shares of common stock that may be issued pursuant to awards granted under the Plan is currently 3,750,000, subject to certain adjustments for corporate transactions, as described in the section entitled “—Adjustments” below. The proposed amendment and restatement would increase to 8,750,000 the maximum number of shares that may be issued under the Plan. Notwithstanding anything in the Plan to the contrary, as of June 12, 2024, the following is applicable: (i) no participant may be granted awards of options and/or SARs with respect to more than 900,000 shares of common stock in any one year; (ii) the maximum number of time-based restricted stock, restricted stock units, phantom stock awards or stock bonuses that may be issued to any one participant under the plan in any calendar year is 900,000 shares; and (iii) the maximum number of performance-based restricted stock, restricted stock units, phantom stock awards or stock bonuses that may be issued to any one participant under the plan in any calendar year is 900,000 shares. The amounts of shares provided in (i) - (iii) of the preceding sentence are subject to certain adjustments for corporate transactions, as described in the section entitled “—Adjustments” below, for events occurring on or after June 12, 2024.

On termination, forfeiture, or expiration of an unexercised stock option grant or other award, in whole or in part, the number of shares of common stock subject to such unexercised stock option grant or other award will become available again for grant under the Plan. Also, shares subject to a stock option grant or other award that are not delivered to a participant because they are used to satisfy a tax withholding obligation or that are withheld to pay all or a portion of an option’s exercise price will again become available for grant under the Plan. In addition, shares of Company common stock will not be considered used if the award to which they relate is settled in cash. Further, shares subject to awards granted in assumption or substitution of outstanding awards of an acquired entity shall not be counted against the shares of our common stock available for issuance under the Plan.

19

Awards

Stock Options

Nonqualified or incentive stock options may be granted under the Plan. The Committee sets the terms of the stock option grant at the time the grant is made. These terms are described in a stock option agreement.

Stock Appreciation Rights

Stock appreciation rights may be granted under the Plan. The Committee sets the terms of the stock appreciation rights at the time the grant is made. These terms are described in a stock appreciation rights award agreement.

Phantom Stock Awards

Phantom stock awards may be granted under the Plan. The Committee sets the terms of the phantom stock awards at the time the grant is made. These terms are described in the phantom stock award agreement.

Restricted Stock Awards

Restricted stock awards may be granted under the Plan. The Committee will set the terms of the restricted stock award at the time of grant and will describe these terms in a restricted stock award agreement.

If the specified performance criteria are not achieved within the established time frame, the shares will be forfeited, unless the terms of the applicable restricted stock award agreement also provide for service-based vesting, catch-up vesting or otherwise specifically alter this treatment.

Restricted Stock Units

Restricted stock unit awards may be granted under the Plan. The Committee will set the terms of the restricted stock unit award at the time of grant and will describe these terms in a restricted stock unit agreement.

Stock Bonus Awards

Participants may receive under the Plan a grant of unrestricted shares of Company common stock or other awards, including fully vested deferred stock units, denominated in common stock, as determined by the Committee.

Cash Bonus Awards

Participants may also receive cash bonus awards under the Plan. No cash bonus award to any one Participant (as defined in the Plan) in any calendar year can exceed $1,500,000.

Additional Information

Adjustments

The Plan provides for appropriate adjustments in the number of shares of common stock subject to awards and available for future awards, the exercise price of outstanding awards, as well as the maximum award limits under the Plan, in the event of changes in our outstanding common stock by reason of a merger, stock split, reorganization, recapitalization or similar events. The Committee may also make these types of adjustments if a change in law or circumstances would result in any substantial dilution or enlargement of the rights of participants under the Plan.

Repricing

Repricing of options and SARs is generally prohibited under the Plan without approval of our stockholders.

Change in Control

Unless the applicable award agreement provides otherwise, in the event of a “change in control” of Biofrontera (as defined in the Plan),

20

●	the Committee may in its discretion determine that all options and SARs will become vested and immediately exercisable, and/or the restricted period with respect to any restricted shares or restricted stock units will expire immediately (including a waiver of any applicable performance goals); and

●	all incomplete performance periods in effect on the date the change in control occurs will end on the date of the change in control, and the Committee will determine the extent to which performance goals with respect to each such award period have been met based upon such audited or unaudited financial information then available as it deems relevant; and each participant will be paid partial or full awards with respect to performance goals for each relevant award period based upon the Committee’s determination of the degree of attainment of any performance goals; and

●	with respect to a Senior Participant (as defined in the Plan) who is terminated by the Company or its affiliates without “cause” (as defined in the Plan): (i) within twelve months following a change in control or, (ii) in contemplation of a change in control, all awards will become fully vested and exercisable immediately, irrespective of vesting schedules and the restricted period shall end at the time of the termination.

In the event of a change in control, the Committee may in its discretion also make adjustments to the stock options and other awards granted under the Plan. The Committee may substitute shares of the surviving entity or another corporation that is party to the transaction for shares of Company common stock. In connection with such an event, the Committee may also determine that outstanding awards will be cancelled in return for a cash payment equal to the value of the cancelled awards. In the event that the Committee decides to cancel outstanding awards, holders of outstanding awards will receive ten days’ advance notice.

Tax withholding

Participants in the Plan must make a cash payment to us, or make other arrangements satisfactory to the Committee, to satisfy the tax withholding obligations that arise under applicable law with respect to a stock option or other award granted under the Plan, including without limitation any U.S. federal income and employment taxes and other applicable state and local taxes. Under certain circumstances, participants may be permitted to satisfy their tax withholding obligation, in whole or in part, by having us withhold from the shares of common stock otherwise deliverable to them on the exercise of a stock option, restricted stock unit or SAR, or by surrendering shares having a fair market value on the date of exercise equal to the exercise price.

Transferability and assignment

In general, participants in the Plan can exercise an option or other award received under the Plan only during their lifetime. Unless the agreement under which the stock option or other award was granted provides otherwise, participants cannot transfer stock options or other awards (except for shares that are not subject to a restricted period), except by will or the laws of descent and distribution or pursuant to a domestic relations order issued by a court of competent jurisdiction.

Award Termination; Forfeiture; Disgorgement

The Committee will have full power and authority to determine whether, to what extent and under what circumstances any award will be terminated or forfeited. To the extent provided in the award agreement, if a participant’s employment is terminated for “cause” (as defined in the Plan) or if they engage in certain activities after termination as determined by the Committee, then any outstanding stock options or other awards granted to such participant may be cancelled, and under certain circumstances, they may be required to return the gain received from certain awards. Awards granted under the Plan are also subject to any compensation recovery policy or minimum stock holding period requirement adopted by the Company.

New Plan Benefits

The amount of awards payable under the Plan, if any, to any participant is not determinable as participation in the Plan does not guarantee the grant of an award, and all awards under the Plan are discretionary and subject to approval by the Committee, as described above.

21

Material Federal Income Tax Consequences

This section contains only a general discussion of the potential United States federal income tax consequences under the Plan, and the following summary is based on current interpretations of existing federal income tax laws, which may be subject to change at any time. State or local tax rules, and tax rules applicable in jurisdictions outside the United Sates, are not discussed. The federal income tax consequences relating to the Plan are complex. By providing this general description of federal income tax consequences, we are not making any representation respecting the tax treatment of any award granted pursuant to the Plan. The following does not purport to be a complete description of the federal income tax aspects of the awards granted under the Plan, and each participant in the Plan should consult his or her own counsel, accountants, or other tax advisors regarding the tax consequences of any incentive awards granted to him or her.

Tax Consequences to the Individual

The following discussion summarizes the material federal income tax consequences of participation in the Plan. This discussion is general in nature and does not address issues related to the tax circumstances of any particular individual. References to “you” refer to participants in the Plan.

Nonqualified Stock Options

You generally will not recognize taxable income upon the grant or vesting of a nonqualified stock option (“NQSO”) with an exercise price at least equal to the fair market value of our Company stock on the date of grant and no additional deferral feature. Upon the exercise of an NQSO, you generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the NQSO on the date of exercise and the exercise price of the NQSO. When you sell the shares, you will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount you received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the fair market value of the shares on the exercise date.

Incentive Stock Options

You generally will not recognize taxable income upon the grant of an incentive stock option (“ISO”). If you exercise an ISO during employment or within three months after employment ends (12 months in the case of permanent and total disability), you will not recognize taxable income at the time of exercise for regular U.S. federal income tax purposes (although you generally will have taxable income for alternative minimum tax purposes at that time as if the ISO were an NQSO). If you sell or otherwise dispose of the shares acquired upon exercise of an ISO after the later of (a) one year from the date you exercised the ISO and (b) two years from the grant date of the ISO, you generally will recognize long-term capital gain or loss equal to the difference between the amount you received in the disposition and the exercise price of the ISO. If you sell or otherwise dispose of shares acquired upon exercise of an ISO before these holding period requirements are satisfied, the disposition will constitute a “disqualifying disposition,” and you generally will recognize taxable ordinary income in the year of disposition equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the ISO (or, if less, the excess of the amount realized on the disposition of the shares over the exercise price of the ISO). The balance of your gain on a disqualifying disposition, if any, will be taxed as short-term or long-term capital gain, as the case may be.

With respect to both NQSOs and ISOs, special rules apply if you use shares of common stock already held by you to pay the exercise price or if the shares received upon exercise of the stock option are subject to a substantial risk of forfeiture by you.

Stock Appreciation Rights and Phantom Stock Awards

You generally will not recognize taxable income upon the grant or vesting of a SAR or phantom stock award with a grant price at least equal to the fair market value of our common stock on the date of grant and no additional deferral feature. Upon the exercise of such award, you generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the SAR or phantom stock award on the date of exercise and the grant price of the award.

22

Restricted Stock

Generally, a grant of shares of common stock under the Plan subject to vesting and transfer restrictions will not result in taxable income to you for federal income tax purposes at the time of grant. The value of the shares will generally be taxable to you as compensation in the year in which the restrictions on the shares lapse. Such value will be the fair market value of the shares as to which the restrictions lapse on the date those restrictions lapse. However, any participant may elect pursuant to Code Section 83(b) to treat the fair market value of the restricted shares on the date of grant as compensation in the year of grant, provided the participant makes the election pursuant to Code Section 83(b) within 30 days after the date of grant.

Restricted Stock Units

A grant of a right to receive shares of common stock or cash in lieu of the shares will result in taxable income for federal income tax purposes to you at the time the award is settled in an amount equal to the fair market value of the shares or the amount of cash awarded.

Stock Bonus Awards

Grants of unrestricted shares of stock under the Plan are taxable income to you for federal income tax purposes at the time of grant.

Cash Bonus Awards

Cash awards under the Plan are taxable income to you for federal income tax purposes at the time of payment. You will have compensation income equal to the amount of cash paid.

Basis and Gain

Your tax basis in vested shares of common stock acquired under the Plan is equal to the sum of the price paid for the shares, if any, and the amount of ordinary income recognized by you on the transfer of vested shares. Your holding period for the shares begins upon the transfer to you of vested shares (or on the date of grant with respect to unvested shares, if you make an 83(b) election). If you sell shares, any difference between the amount realized in the sale and your tax basis in the shares is taxed as long-term or short-term capital gain or loss (provided the shares are held as a capital asset on the date of sale), depending on your holding period for the shares.

Tax Consequences to the Company

In the foregoing cases, we generally will be entitled to a deduction at the same time, and in the same amount, as you recognize ordinary income, subject to certain limitations imposed under the Code.

In order for us to deduct the amounts described above, such amounts must constitute reasonable compensation for services rendered or to be rendered and must be ordinary and necessary business expenses. The ability to obtain a deduction for awards under the Plan could also be limited by Code Section 280G, which provides that certain excess parachute payments made in connection with a change in control of an employer are not deductible.

We generally will not be entitled to a deduction with respect to any amount that represents compensation in excess of $1 million paid under the Plan to “covered employees” as defined under Code Section 162(m).

Code Section 409A

Code Section 409A generally provides that deferred compensation subject to Code Section 409A that does not meet the requirements for an exemption from Code Section 409A must satisfy specific requirements, both in operation and in form, regarding: (i) the timing of payment; (ii) the election of deferrals; and (iii) restrictions on the acceleration of payment. Failure to comply with Code Section 409A may result in the early taxation (plus interest) to you of deferred compensation and the imposition of a 20% penalty on you of the deferred amounts included in your income. Awards under the Plan are intended to comply with or be exempt from Code Section 409A.

23

Required Vote

This proposal requires the affirmative vote of a majority of the votes cast on the proposal. Abstentions and broker non-votes will have no effect on the results of this vote.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO AMEND AND RESTATE THE PLAN.

PROPOSAL NO. 3 –

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We are asking our stockholders to ratify the audit committee’s appointment of CBIZ CPAs P.C. (“CBIZ CPAs”) as our independent registered public accounting firm for the year ending December 31, 2026. The audit committee annually reviews our independent registered public accounting firm’s independence, including reviewing all relationships between our independent registered public accounting firm and us and any relationships or services that may impact the objectivity and independence of our independent registered public accounting firm, and our independent registered public accounting firm’s performance. Although ratification is not required by our certificate of incorporation or bylaws, we are submitting the appointment of CBIZ CPAs to our stockholders for ratification as a matter of good corporate governance. If the appointment is not ratified, the audit committee will consider whether it is appropriate to select another independent registered public accounting firm.

Representatives of CBIZ CPAs will be present at the Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions from stockholders.

2025 Change in Auditor

Based on information provided by Marcum LLP (“Marcum”), CBIZ CPAs acquired the attest business of Marcum, effective November 1, 2024. On April 17, 2025, Marcum resigned as the independent registered public accounting firm of the Company and, with the approval of the audit committee, CBIZ CPAs was engaged as the Company’s independent registered public accounting firm for the year ended December 31, 2025.

The audit reports of Marcum on the Company’s consolidated financial statements for the fiscal years ended December 31, 2024 and 2023 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report for the fiscal years ended December 31, 2024 and 2023 included an explanatory paragraph relating to substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2024 and 2023 and the subsequent interim period through April 17, 2025, there were (i) no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with Marcum on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Marcum would have caused them to make reference thereto in connection with their reports on the financial statements for such years and (ii) no reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Marcum with a copy of the above statements and requested that Marcum furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated April 17, 2025, is filed as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 18, 2025.

During the fiscal years ended December 31, 2024 and 2023 and through April 17, 2025, neither the Company nor anyone on its behalf consulted with CBIZ CPAs regarding either: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that CBIZ CPAs concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or any reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

24

Audit Fees and Services

CBIZ CPAs

The following table presents fees for professional audit services rendered by CBIZ CPAs for the audit of our annual financial statements and other professional services provided for the years ended December 31, 2025 and 2024.

	Years Ended December 31,
Fee Category	2025	2024
Audit Fees (1)	$509,000	$-
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total Fees	$509,000	$-

(1) Audit fees consist of fees billed for professional services rendered by CBIZ CPAs for the audits of our annual financial statements, the reviews of our interim financial statements, and related services that are normally provided in connection with statutory and regulatory filings or engagements, including our registration statements on Form S-1.

Marcum

The following table presents fees for professional audit services rendered by Marcum for the audit of our annual financial statements and other professional services provided for the years ended December 31, 2025 and 2024.

	Years Ended December 31,
Fee Category	2025	2024
Audit Fees (1)	$-	$609,450
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total Fees	$-	$609,450

(1) Audit fees consist of fees billed for professional services rendered by Marcum for the audits of our annual financial statements, the reviews of our interim financial statements, and related services that are normally provided in connection with statutory and regulatory filings or engagements, including our registration statements on Form S-1.

Pre-approval Policies

Our audit committee charter requires that the audit committee pre-approve all audit services to be provided to the Company, whether provided by the Company’s principal auditor or other firms, and all other services (review, attest and non-audit) provided to the Company by its independent registered public accounting firm. During the approval process, our audit committee considers the impact of the types of services and the related fees on the independence of the independent registered public accounting firm. The services and fees must be deemed compatible with the maintenance of that firm’s independence, including compliance with rules and regulations of the SEC.

Required Vote of Stockholders

This proposal requires the affirmative vote of a majority of the votes cast on the proposal. Abstentions and broker non-votes will have no effect on the results of this vote.

It is intended that, unless you give contrary instructions, shares represented by proxies will be voted “FOR” the ratification of CBIZ CPAs as our independent registered public accounting firm for the year ending December 31, 2026.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL TO RATIFY CBIZ CPAs AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2026.

25

AUDIT COMMITTEE REPORT

The audit committee of our Board, which consists entirely of directors who meet the independence and experience requirements of The Nasdaq Capital Market, has furnished the following report:

The Audit Committee assists the Board of Directors in overseeing and monitoring the integrity of our financial reporting process, compliance with regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in our charter adopted by the Board of Directors, which is available on our website at www.biofrontera-us.com. This committee reviews and reassesses our charter annually and recommends any changes to the Board of Directors for approval. The committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of our independent registered accounting firm.

In fulfilling its responsibilities for the financial statements for fiscal year ended December 31, 2025, the committee took the following actions:

●	Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2025 with management and CBIZ CPAs, our independent registered public accounting firm;
●	Discussed with CBIZ CPAs the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight and the Securities and Exchange Commission; and
●	Received written disclosures and the letter from the independent registered accounting firm regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding communications with the committee and the committee further discussed with CBIZ CPAs their independence. The committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the review discussions referred to above, the committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the SEC.

This report of the audit committee is not “soliciting material,” shall not be deemed “filed” with the SEC and shall not be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

Members of the Biofrontera Inc. Audit Committee

John Borer, J.D. - Chairperson

Beth Hoffman, Ph.D.

Kevin Weber

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

The following are summaries of certain provisions of transactions to which we have been a party, in which the amount involved exceeds the lesser of $120,000 or 1% of the average of the Company’s total assets at fiscal year-end for the last two completed fiscal years and in which any of our directors, executive officers or holders of more than 5% of our capital stock, or immediate family member thereof, had or will have a direct or indirect material interest, and are qualified in their entirety by reference to all of the provisions of such agreements.

We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that we would pay or receive, as applicable, in arm’s-length transactions.

26

Transactions Involving the Biofrontera Group

Biofrontera AG held more than 5% of the outstanding shares of our common stock until December 10, 2024 and prior to the Strategic Transaction was the sole supplier of Ameluz and the RhodoLED Lamps. Following the Strategic Transaction, the Biofrontera AG is a beneficial owner of more than five percent of our Series D Convertible Stock. Biofrontera AG includes its consolidated subsidiaries: Biofrontera Pharma, Biofrontera Bioscience, Biofrontera Neuroscience GmbH, and Biofrontera Development GmbH (collectively the “Biofrontera Group”). Below is a summary of outstanding balances and a description of significant transactions with entities of the Biofrontera Group.

Strategic Transaction

On October 20, 2025, the Company entered into an Asset Purchase Agreement and an Earnout Agreement (together, the “Agreements”) with the Biofrontera Group, pursuant to which the Company finalized the agreements to acquire all rights in the United States (the “U.S. Rights”) to Ameluz and RhodoLED (the “Strategic Transaction”). Pursuant to the terms of the Agreements, retroactive to June 1, 2025, the Company will pay an earnout to the Biofrontera Group of 12% of United States revenues of Ameluz in years where Ameluz revenues in the United States are less than $65.0 million and an earnout of 15% of United States revenues of Ameluz in years when Ameluz revenues in the United States exceed $65.0 million, continuing until the expiration of patent protection on Ameluz (if not terminated sooner by agreement of the parties). The earnout replaces a transfer pricing model under the now terminated Second Amended and Restated License and Supply Agreement (“Second A&R Ameluz LSA”). See Note 3, Asset Acquisition of the Notes to the Company’s financial statements in our Annual Report on Form 10-K for the year ended December 31, 2025 for more information relating to the Strategic Transaction.

In exchange for the U.S. Rights, in addition to the aforementioned earnout and an agreement to transfer all costs associated with the U.S. business, the Biofrontera Group received 3,019 shares of Series D Preferred Stock on July 2, 2025, par value $0.001 per share. See Note 17, Stockholders Equity of the Notes to the Company’s financial statements in our Annual Report on Form 10-K for the year ended December 31, 2025 for more information relating to the Series D Preferred Stock.

Additionally, pursuant to the Strategic Transaction, for the period from June 30, 2025 through June 30, 2028, at all times while any of Biofrontera AG, Biofrontera Pharma, or Biofrontera Bioscience holds any shares of our Series D Preferred Stock (or shares of Series D Preferred Stock converted by any of such holders into Company common stock pursuant to the terms of the Series D Preferred Stock), Biofrontera AG shall have the right to appoint one director to the Board if the Board consists of up to seven members, and shall have the right to appoint one additional director to the Board if the Board consists of eight or more members. Dr. Lanckriet currently serves on the Board as a designee of Biofrontera AG pursuant to these arrangements.

The Company also agreed to assume the defense of co-defendants in the Biofrontera Group and all costs associated therewith in connection with certain legal actions pending in the United States which will be paid directly to the legal advisors by the Company. Details of the legal claims are disclosed in Note 20, Commitments and Contingencies – Legal Claims of the Notes to the Company’s financial statements in our Annual Report on Form 10-K for the year ended December 31, 2025.

Ameluz® License and Supply Agreement

On February 19, 2024, we entered into the Second A&R Ameluz LSA, effective as of February 13, 2024, by and among the Company, Biofrontera Pharma, and Biofrontera Bioscience. Among other things, under the Second A&R Ameluz LSA (applicable for any purchases through May 31, 2025), the Company had an exclusive, non-transferable license to market and sell its licensed products, Ameluz and RhodoLED Lamps, in the United States and was required to purchase the licensed products exclusively from Biofrontera Pharma GmbH (the “Former Ameluz Licensor”), pursuant to which the price paid per unit was based on certain percentages of the anticipated net selling price (the “Transfer Price”) that covered the cost of goods, royalties on sales, and services, including all regulatory efforts, agency fees, pharmacovigilance, and patent administration, was twenty-five percent of the anticipated net selling price per unit in 2025.

The Second A&R Ameluz LSA provided for the transfer of responsibilities for clinical trials relating to Ameluz in the United States on June 1, 2024, including the Company assuming related contracts and transferring key personnel from the Former Ameluz Licensor to the Company.

The Company entered into a Release of Claims with the Former Ameluz Licensor, dated February 13, 2024, pursuant to which the Company agreed to release the Former Ameluz Licensor from all claims and liabilities arising out of or relating to any failure by the Former Ameluz Licensor to perform certain obligations under the Second A&R Ameluz LSA with respect to clinical trials for which the Company assumed responsibility.

27

On February 9, 2024, Biofrontera was notified that the Former Ameluz Licensor had initiated a voluntary recall of a limited number of lots of Ameluz® due to a manufacturing defect in the impacted product’s packaging, which is provided by an unaffiliated supplier. In its communications, the Ameluz Licensor confirmed that the recalled product is not likely to cause adverse health consequences. The Company did not bear any financial responsibility for the costs associated with this recall and it did not have a material financial impact on its business as a result of the recall. As of December 31, 2023, in connection with the voluntary recall by the Ameluz Licensor, the Company recorded an inventory write-off of $5.2 million with a corresponding asset for the anticipated replacement from the licensor to other assets, related party. As of July 23, 2024, we received the full amount of the replacement inventory for the recalled Ameluz®.

Amounts Due and Payable

Amounts due and payable to Biofrontera Group as of December 31, 2025 and 2024 were $4.8 million and $5.3 million, respectively, and were recorded in accounts payable, related parties and when applicable, net of accounts receivable, in the consolidated balance sheets. Amounts due from the Biofrontera Group as of December 31, 2025 were $0.7 million recorded as other assets, related party. There were no amounts due from related parties as of December 31, 2024.

Inventory Purchases

Purchases of the previously licensed products from Biofrontera Pharma, inclusive of estimated and actual purchase price adjustments during the years ended December 31, 2025 and 2024 were $7.1 million and $8.3 million, respectively, and recorded in inventories in the consolidated balance sheets, and, when sold, in cost of revenues, related party in the consolidated statements of operations.

Earnout

For the year ended December 31, 2025, the Company expensed $2.2 million in earnouts in connection with the Strategic Transaction related to the sales between the acquisition date and year end. The earnout was recorded in cost of revenues, related party in the consolidated statements of operations .

Other

Total amounts paid to the Biofrontera Group for expenses related to sales of products and services in the United States, including but not limited to product production, quality control, pharmacovigilance, regulatory activities as well as rent for the years ended December 31, 2025 and 2024 were $0.8 million and $0.5 million, respectively.

As of December 31, 2025 and 2024, our investment, related party consisted solely of 3,019 common shares of Biofrontera AG. The total investment had minimal value as of December 31, 2025 and 2024.

Financing Transactions Involving Principal Stockholders

On February 19, 2024, the Company entered into a securities purchase agreement (the “Preferred Purchase Agreement”), with certain investors, including the following investors, each of which now holds (or has the ability to hold upon conversion of Preferred Stock) more than 5% of the outstanding shares of our common stock: Investor Company ITF Rosalind Master Fund L.P., Lytton-Kambara Foundation, The Hewlett Fund LP, AIGH Capital Management, LLC. Pursuant to the Preferred Purchase Agreement, the Company agreed to issue and sell, in a private placement (the “Preferred Offering”), (i) 6,586 shares of Series B-1 Convertible Preferred Stock, par value $0.001 per share (the “Series B-1 Preferred Stock”), and (ii) preferred warrants (the “2024 Preferred Warrants”) to purchase 8,000 shares of Series B-3 Convertible Preferred Stock, par value $0.001 per share (the “Series B-3 Preferred Stock”) for an aggregate offering price of $8.0 million. Each share of Series B-1 Preferred Stock was sold for $1,000 per share and the consideration for each 2024 Preferred Warrant was $0.125 per share of Common Stock that each share of Series B-3 Preferred Stock may be converted into (or 11,309,019 Common Stock shares). The conversion price of Series B Preferred Stock is $0.7074 per share of Common Stock, such that each Series B share is convertible into 1,413.6 shares of the Common Stock. The net proceeds received were approximately $7.3 million, after deducting fees paid to the placement agent and other offering expenses payable by the Company. Pursuant to the Preferred Purchase Agreement, the Company may be compelled to appoint two independent directors designated by Rosalind Advisors, Inc to the Board. No such appointment has been made as of December 31, 2025. All of the 2024 Preferred Warrants were exercised for Series B-3 Preferred Stock in May 2024. See Note 17, Stockholders Equity of the Notes to the Company’s financial statements in our Annual Report on Form 10-K for the year ended December 31, 2025 for more information relating to the Preferred Offering and the rights of the Series B Preferred Stockholders.

28

On November 21, 2024, the Company entered into a securities purchase agreement with certain of its principal stockholders providing for the offering (the “Convertible Notes Offering”) of $4.2 million in aggregate principal amount of the Company’s 10.0% Senior Secured Convertible Notes (the “Notes”). The Notes bear interest at 10.0% per annum, payable in-kind (“PIK interest”) through the issuance of additional principal on a quarterly basis. The Notes may be converted at any time into shares of the Company’s Common Stock at a conversion price of $0.78 per share, subject to customary adjustments for stock splits, stock dividends and recapitalizations. A maximum of 5,384,615 shares of Common Stock may be issued upon conversion of principal plus additional shares for PIK interest under the Notes. The Notes require that the Company, for so long as any of the Notes are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued capital stock, solely for the purpose of effecting the conversion of the Notes, the maximum number of shares of Common Stock issuable upon the conversion thereof.

The Notes mature on November 22, 2027, unless earlier converted or repurchased. The Company may not redeem the Notes prior to maturity. Upon maturity, the Company will pay holders of the Notes an amount in cash representing all of the outstanding aggregate principal amount of the Notes, together with any accrued and unpaid interest. Alternatively, the entire amount of the Notes then outstanding will be automatically converted into shares of Common Stock if the 10-day volume weighted average price of a share of the Company’s Common Stock on Nasdaq is greater than 250% of the conversion price, and certain other conditions are met.

The Notes provide for customary events of default and contain conversion limitations, providing that no conversion may be made if the aggregate number of shares of Common Stock beneficially owned by a holder would exceed 9.99% immediately after conversion. In the event of a default, the interest will increase to 15% per annum from the date of written notice from the holder. The Notes are secured by substantially all property of the Company, including but not limited to the Company’s assets, inventory, intellectual property and accounts.

As of December 31, 2025 and 2024, the outstanding balance of the Notes was $4.6 million and $4.1 million, respectively, including PIK interest, net of unamortized issuance costs of $0.1 million. See Note 14, Debt - Convertible Notes Payable of the Notes to the Company’s financial statements in our Annual Report on Form 10-K for the year ended December 31, 2025 for more information relating to the Convertible Notes Offering and the Notes.

Employment of Immediate Family Member

Matthias Luebbert, the son of Prof. Hermann Luebbert, our Chief Executive Officer and Chairman, is employed by our wholly owned subsidiary, Biofrontera Discovery GmbH (“Discovery”), as its Director of Clinical Trial Management. Mr. M. Luebbert became an employee of Discovery in October 2024.

During the year ended December 31, 2025, Mr. Luebbert’s total compensation was approximately $135,627, consisting of a base salary of €95,000.04 (equal to approximately $107,350), a bonus of €15,605.53 (equal to approximately $17,634), and equity awards with a grant date fair value of $10,643. During the year ended December 31, 2024, Mr. Luebbert’s total compensation from Discovery consisted only of a base salary of €23,750.01. Mr. M. Luebbert’s compensation was established in accordance with the Company’s standard compensation practices and is commensurate with the compensation of other employees in comparable positions at Discovery. Mr. M. Luebbert’s employment by Discovery is ongoing and he will continue to receive employment compensation in the ordinary course. For purposes of this paragraph, the approximate dollar amounts corresponding to stated euro amounts were calculated using the average U.S. Treasury exchange rate for the year 2025.

Due to Mr. M. Luebbert’s candidacy for the position, Prof. Luebbert did not participate in Discovery’s recruitment process for its Director of Clinical Trial Management. Furthermore, upon Mr. M. Luebbert’s hire, Prof. Luebbert did not have any involvement in establishing Mr. M. Luebbert’s compensation or other terms and conditions of employment.

29

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of April 21, 2026 by: (i) each director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by us to be beneficial owners of more than five percent of its common stock. The percentage of beneficial ownership is based on 12,007,558 shares of Common Stock issued and outstanding as of April 21, 2026.

Beneficial ownership for the purposes of the following table is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting of securities, or to dispose or direct the disposition of securities or has the right to acquire such powers within 60 days. Except as disclosed in the footnotes to this table and subject to applicable community property laws, we believe that each beneficial owner identified in the table possesses sole voting and investment power over all common stock shown as beneficially owned by the beneficial owner.

	Beneficial Ownership		Options Exercisable
Beneficial Owner	Number of Shares	Percent of Total	within 60 Days(1)
Greater than 5% stockholders other than executive officers and directors:
Investor Company ITF Rosalind Master Fund L.P.(2)	1,198,834	9.9%	-
Bigger Capital Fund, LP(3)	1,199,224	9.9%

The Hewlett Fund LP(4)	1,198,790	9.9%	-
Entities affiliated with AIGH Capital Management, LLC(5)	1,199,224	9.9%	-
Named Executive officers and directors:
Prof. Hermann Luebbert, Ph.D. (6)	311,141	4.0%	168,461
Fred Leffler	175,000	2.2%	94,000
George Jones	-	*	50,000
John J. Borer III, J.D.	-	*	42,766
Heikki Lanckriet, Ph.D.	-	*	41,666
Beth J. Hoffman, Ph.D.	-	*	42,766
Kevin D. Weber	-	*	42,766
All current executive officers and directors as a group (7 persons)	486,141	8.1%	482,425

*	Represents beneficial ownership of less than one percent (1%) of the outstanding shares of Common Stock.

(1)	Represents shares of common stock issuable upon the exercise of stock options that are exercisable within 60 days after April 21, 2026.

(2)	Includes (i) 1,108,402 shares of Common Stock and (ii) 90,432 shares of Common Stock issuable upon the conversion of Preferred Stock up to a 9.99% blocker against further conversion. Each of Rosalind Advisors, Inc., Rosalind Master Fund L.P., Steven Salamon, and Gilad Aharon have shared voting and dispositive power with respect to these securities. The address for Rosalind Advisors, Inc., Mr. Salamon and Mr. Aharon is 15 Wellesley Street West, Suite 326, Toronto, Ontario, M4Y 0G7 Canada. The address of Rosalind Master Fund L.P. is P.O. Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands.

30

(3)	Includes (i) 192,661 shares of Common Stock and (ii) 1,006,563 shares of Common Stock issuable upon the conversion of Preferred Stock up to a 9.99% blocker against further conversion. Michael Bigger has voting and investment control over the securities held by Bigger Capital Fund, LP. The address of Bigger Capital Fund, LP is 11700 W Charleston Blvd 170-659, Las Vegas, NV 89135.

(4)	Includes (i) 494,676 shares of Common Stock and (ii) 704,114 shares of Common Stock issuable upon the conversion of Preferred Stock up to a 9.99% blocker against further conversion. Martin Chopp has voting and investment control over the securities held by The Hewlett Fund LP. The address of The Hewlett Fund LP is 100 Merrick Road, Suite 400W, Rockville Centre, NY 11570.

(5)

Includes (i) 696,658 shares of common stock owned by AIGH Investment Partners, L.P. (“AIGH”), (ii) 218,643 shares of common stock owned by WVP Emerging Manager Onshore Fund, LLC – AIGH Series (“WVP-AIGH”), and (iii) 284,013 shares of Common Stock issuable upon the conversion of Preferred Stock held by AIGH and/or WVP-AIGH, up to a collective 9.99% blocker against further conversion. Orin Hirschman is the managing member of AIGH Capital Management, LLC, who is an advisor with respect to the securities held by AIGH and a sub-advisor with respect to the securities held by WVP-AIGH. Mr. Hirschman has voting and investment control over the securities indirectly held by AIGH Capital Management, LLC and directly held by AIGH. As such, Mr. Hirschman may be deemed to be the beneficial owner of the securities set forth in (i), (ii), and (iii) above. The address for Mr. Hirschman and each of the affiliated entities is 6006 Berkeley Avenue, Baltimore, Maryland 21209.

(6)	Includes 20,930 of shares held by Prof. Luebbert’s spouse. Prof. Luebbert disclaims beneficial ownership of these shares.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who own more than 10% of our common stock to file with the Securities and Exchange Commission initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common stock and other equity securities, on Forms 3, 4 and 5, respectively. Executive officers, directors and greater than 10% stockholders are required by the SEC regulations to furnish us with copies of all Section 16(a) reports that they file.

Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that, during the year ended December 31, 2025, our executive officers, directors and greater than 10% percent beneficial owners filed on a timely basis all Section 16(a) reports, except for:

●	Forms 3 filed on September 30, 2025 by four affiliates of Biofrontera AG (Plaggemars Hansjoerg, Delphi Unternehmensberatung Aktiengesellschaft, VV Beteiligungen Aktiengesellschaft, and Christian Alexander Ansgar Link) to report beneficial ownership of Company securities by Biofrontera AG (and, in some cases, Deutsche Balaton Aktiengesellschaft) upon Biofrontera AG becoming a 10% owner of the Company;
●	a Form 3 filed on September 16, 2025 by George Jones to report his beneficial ownership of Company securities upon becoming Chief Commercial Officer of the Company; and
●	Forms 4 filed on September 16, 2025 by each of Kevin Weber (one late transaction), Prof. Hermann Luebbert, Ph.D. (three late transactions), Fred Leffler (three late transactions), Heikki Lanckriet, Ph.D. (one late transaction), Beth Hoffman, Ph.D. (one late transaction), and John J. Borer III, J.D. (one late transaction).

31

OTHER MATTERS

DISCRETIONARY VOTING OF PROXIES ON OTHER MATTERS

The Company does not intend to bring before the Meeting any matters other than those specified in the Notice of the Meeting, and the Company does not know of any business which persons other than the Board intend to present at the Meeting. Should any business requiring a vote of the stockholders, which is not specified in the notice, properly come before the Meeting, the proxy holders specified in this Proxy Statement and in the accompanying proxy card intend to vote the shares represented by them in accordance with the Board’s recommendations, to the extent permitted by applicable laws and regulations.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR 2027 ANNUAL MEETING OF STOCKHOLDERS

Any stockholder who meets the requirements of the proxy rules under the Exchange Act may submit proposals to the Board to be presented at the 2027 annual meeting. Such proposals must comply with the requirements of Rule 14a-8 under the Exchange Act and be submitted in writing by notice delivered or mailed by first-class United States mail, postage prepaid, to our Corporate Secretary at our principal executive offices at the address set forth below. Only proper proposals under Rule 14a-8 of the Exchange Act which are timely received will be included in the proxy materials. In order to be considered timely for the 2027 Annual Meeting of Stockholders, such proposal must be received by our Corporate Secretary, at 660 Main Street, 1st Floor, Woburn, Massachusetts 01801, no later than January 1, 2027. We suggest that stockholders submit any stockholder proposal by certified mail, return receipt requested.

Outside of Rule 14a-8 of the Exchange Act, the Bylaws also provide for separate notice procedures to recommend a person for nomination as a director or to propose business to be considered by stockholders at a meeting. To be considered timely under these provisions, the stockholder’s notice must be received by our Corporate Secretary at our principal executive offices at the address set forth above no earlier than February 11, 2027 and no later than March 13, 2027. Our Bylaws also specify requirements as to the form and content of a stockholder’s notice.

In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act (including a statement that such stockholder intends to solicit the holders of shares representing at least 67% of the voting power of the Company’s shares entitled to vote on the election of directors in support of director nominees other than Company nominees).

The chairperson of the meeting may refuse to acknowledge the introduction of any stockholder proposal if it is not made in compliance with the applicable notice provisions.

NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS (“HOUSEHOLDING” INFORMATION)

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering a single copy of these materials to an address shared by two or more Biofrontera stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies and intermediaries. A number of brokers and other intermediaries with account holders who are our stockholders may be householding our stockholder materials, including this Proxy Statement. In that event, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or other intermediary that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent, which is deemed to be given unless you inform the broker or other intermediary otherwise when you receive or received the original notice of householding. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker or other intermediary to discontinue householding and direct your written request to receive a separate proxy statement to us at: Biofrontera Inc., Attention: Corporate Secretary, 660 Main Street, 1st Floor, Woburn, Massachusetts 01801 or by calling us at (781) 486-1510. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker or other intermediary.

32

APPENDIX A

BIOFRONTERA INC.

AMENDED AND RESTATED

2021 OMNIBUS INCENTIVE PLAN

1. Purpose

The purpose of the Plan is to provide a means through which the Company and its Affiliates may attract able persons to enter and remain in the employ of the Company and its Affiliates and to provide a means whereby employees, directors and consultants of the Company and its Affiliates can acquire and maintain Common Stock ownership, or be paid incentive compensation measured by reference to the value of Common Stock, thereby strengthening their commitment to the welfare of the Company and its Affiliates and promoting an identity of interest between stockholders and these persons.

This Plan document is an omnibus document which may include, in addition to the Plan, separate sub-plans (“Sub Plans”) that permit offerings of grants to employees of certain Designated Foreign Subsidiaries. Offerings under the Sub Plans may be made in particular locations outside the United States of America and shall comply with local laws applicable to offerings in such foreign jurisdictions. The Plan shall be a separate and independent plan from the Sub Plans, but the total number of shares of Stock authorized to be issued under the Plan applies in the aggregate to both the Plan and the Sub Plans.

So that the appropriate incentive can be provided, the Plan provides for granting Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Phantom Stock Awards, Stock Bonuses and Cash Bonus Awards, or any combination or variation of the foregoing.

The Plan is effective upon the date approved by the Company’s stockholders.

2. Definitions

The following definitions shall be applicable throughout the Plan.

(a) “Affiliate” means (i) any entity that directly or indirectly is controlled by, controls or is under common control with the Company and (ii) to the extent provided by the Committee, any entity in which the Company has a significant equity interest.

(b) “Award” means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Phantom Stock Award, Stock Bonus or Cash Bonus Award granted under the Plan.

(c) “Award Agreement” means an agreement pursuant to which an Award is granted.

(d) “Board” means the Board of Directors of the Company.

(e) “Cash Bonus Award” means an Award of a cash bonus pursuant to Section 11(a) of the Plan.

(f) “Cause” shall mean, unless in the case of a particular Award the applicable Award Agreement states otherwise, the Company or an Affiliate having “cause” to terminate a Participant’s employment or service, as defined in any existing employment, consulting or any other agreement between the Participant and the Company or an Affiliate in effect at the time of such termination or, in the absence of such an employment, consulting or other agreement, upon (i) the good faith determination by the Committee that the Participant has ceased to perform his duties to the Company or an Affiliate (other than as a result of his incapacity due to physical or mental illness or injury), which failure amounts to an intentional and extended neglect of his duties to such party, provided that no such failure shall constitute Cause unless the Participant has been given notice of such failure (if cure is reasonably possible) and has not cured such act or omission within 15 days following receipt of such notice, (ii) the Committee’s good faith determination that the Participant has engaged or is about to engage in conduct materially injurious to the Company or an Affiliate, (iii) the Participant having been convicted of, or plead guilty or no contest to, a felony or any crime involving as a material element fraud or dishonesty, (iv) the consistent failure of the Participant to follow the lawful instructions of the Board or his direct superiors, which failure amounts to an intentional and extended neglect of his duties to such party, or (v) in the case of a Participant who is a non-employee director, the Participant ceasing to be a member of the Board in connection with the Participant engaging in any of the activities described in clauses (i) through (iv) above.

A-1

(g) “Change in Control” shall, unless in the case of a particular Award the applicable Award Agreement states otherwise or contains a different definition of “Change in Control,” be deemed to occur upon:

(i) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than 50% (on a fully diluted basis) of either (A) the then outstanding shares of Common Stock of the Company, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (I) any acquisition by the Company or any Affiliate, (II) any acquisition by any employee benefit plan sponsored or maintained by the Company or any Affiliate, (III) any acquisition which complies with clauses (A), (B) and (C) of subsection (v) of this Section 2(f) or (IV) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant);

(ii) individuals who, on the date hereof, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of a registration statement of the Company describing such person’s inclusion on the Board, or a proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

(iii) the dissolution or liquidation of the Company;

(iv) the sale, transfer or other disposition of all or substantially all of the business or assets of the Company; or

(v) the consummation of a reorganization, recapitalization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (A) more than 50% of the total voting power of (x) the entity resulting from such Business Combination (the “Surviving Company”), or (y) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the members of the board of directors (or the analogous governing body) of the Surviving Company (the “Parent Company”), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination, (B) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company, or one or more Designated Holders), is or becomes the beneficial owner, directly or indirectly, of more than 50% of the total voting power of the outstanding voting securities eligible to elect members of the board of directors of the Parent Company (or the analogous governing body) (or, if there is no Parent Company, the Surviving Company) and (C) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination were Board members at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination.

A-2

(h) “Code” means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

(i) “Committee” means the Compensation Committee of the Board, or if the Board is acting as the Committee, the individuals constituting Eligible Directors of the Board.

(j) “Common Stock” means the common stock, par value $0.001 per share, of the Company and any stock into which such common stock may be converted or into which it may be exchanged.

(k) “Company” means Biofrontera Inc. and any successor thereto.

(l) “Date of Grant” means the date on which the granting of an Award is authorized, or such other date as may be specified in such authorization or, if there is no such date, the date indicated on the applicable Award Agreement.

(m) “Designated Foreign Subsidiaries” means all Affiliates organized under the laws of any jurisdiction or country other than the United States of America that may be designated by the Board or the Committee from time to time.

(n) “Disability” means, unless in the case of a particular Award the applicable Award Agreement states otherwise, the Company or an Affiliate having cause to terminate a Participant’s employment or service on account of “disability,” as defined in any existing employment, consulting or other similar agreement between the Participant and the Company or an Affiliate or, in the absence of such an employment, consulting or other agreement, a condition entitling the Participant to receive benefits under a long-term disability plan of the Company or an Affiliate, or, in the absence of such a plan, the complete and permanent inability by reason of illness or accident to perform the duties of the occupation at which a Participant was employed or served when such disability commenced, as determined by the Committee based upon medical evidence acceptable to it.

(o) “Effective Date” means the date on which this Plan is approved by the Company’s stockholders.

(p) “Eligible Director” means a person who is (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, or a person meeting any similar requirement under any successor rule or regulation, and (ii) an “independent director” under the rules of the stock exchange on which the Stock is listed or the National Association of Securities Dealers Automated Quotation System (the “Nasdaq”), as applicable;.

(q) “Eligible Person” means any (i) individual regularly employed by the Company or Affiliate who satisfies all of the requirements of Section 6; provided, however, that no such employee covered by a collective bargaining agreement shall be an Eligible Person unless and to the extent that such eligibility is set forth in such collective bargaining agreement or in an agreement or instrument relating thereto; (ii) director of the Company or an Affiliate or (iii) consultant or advisor to the Company or an Affiliate who may be offered securities pursuant to Form S-8.

(r) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(s) “Fair Market Value,” on a given date, means (i) if the Stock is listed on a national securities exchange, the ~~closing~~ price reported as having occurred on the primary exchange ~~with~~on which the Stock is listed and traded on ~~the date prior to~~ such date, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported, in either case as reasonably determined by the Committee; (ii) if the Stock is not listed on any national securities exchange but is quoted in the Nasdaq National Market on a last sale basis, the last sale price on such date, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported; or (iii) if the Stock is not listed on a national securities exchange nor quoted in the Nasdaq on a last sale basis, the amount determined by the Committee to be the fair market value based upon a good faith attempt to value the Stock accurately and computed in accordance with applicable regulations of the Internal Revenue Service.

A-3

(t) “Good Reason” shall mean, unless in the case of a particular Award the applicable Award Agreement states otherwise, the Participant having “good reason” to terminate the Participant’s employment or service, as defined in any existing employment, consulting or any other agreement between the Participant and the Company or an Affiliate in effect at the time of such termination or, in the absence of such an employment, consulting or other agreement, upon (i) a material diminution in the Participant’s base compensation or target bonus below the amount as of the date of the award, totaling more than 20% in the aggregate provided, however, that such exclusion shall not apply if the material diminution in the Participant’s base compensation occurs in connection with a Change in Control; (ii) a material diminution in the Participant’s authority, duties or responsibilities; (iii) a material change in the geographic location at which the Participant must perform services; or (iv) any action or inaction that constitutes a material breach by the Company of the Plan or an Award Agreement entered into with the Participant; provided, however, that for the Participant to be able to terminate his or her employment with the Company on account of “Good Reason” the Participant must provide notice of the occurrence of the event constituting Good Reason and his or her desire to terminate his or her employment with the Company on account of such Good Reason, and the Company must have a period of thirty (30) days following receipt of such notice to cure the condition. If the Company does not cure the event constituting Good Reason within such thirty (30) day period, the Participant’s employment will terminate the day immediately following the end of such thirty (30) day period, unless the Company provides for an earlier employment termination date.

(u) “Incentive Stock Option” means an Option granted by the Committee to a Participant under the Plan which is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth herein.

(v) “Nonqualified Stock Option” means an Option granted by the Committee to a Participant under the Plan which is not designated by the Committee as an Incentive Stock Option.

(w) “Option” means an Award granted under Section 7 of the Plan.

(x) “Option Period” means the period described in Section 7(c) of the Plan.

(y) “Option Price” means the exercise price for an Option as described in Section 7(a) of the Plan.

(z) “Participant” means an Eligible Person who has been selected by the Committee to participate in the Plan and to receive an Award pursuant to Section 6 of the Plan.

(aa) “Parent” means any parent of the Company, as defined in Section 424(e) of the Code.

(bb) “Performance Criteria” shall mean the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Award under the Plan. The Performance Criteria that may be used to establish the Performance Goal(s) may be based on the achievement of specific levels of performance of the Company (or Affiliate, division or operational unit of the Company). Performance Criteria, may include, without limitation, any of the following: (i) net earnings or net income (before or after taxes); (ii) basic or diluted earnings per share (before or after taxes); (iii) net revenue or net revenue growth; (iv) gross revenue; (v) new client revenue; (vi) gross profit or gross profit growth; (vii) net operating profit (before or after taxes; (viii) return measures (including, but not limited to, return on assets, capital, invested capital, equity or sales); (ix) cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital); (x) earnings before or after taxes, interest, depreciation and/or amortization; (xi) share price (included, but not limited to, growth measures and total stockholder return); and (xii) any other objective or subjective criterion or criteria that the Committee may select from time to time.

A-4

Without limiting the Committee’s authority to select any Performance Criteria as it determines appropriate, any Performance Criteria may be used on an absolute or relative basis to measure the performance of the Company and/or an Affiliate as a whole or any business unit of the Company and/or an Affiliate or any combination thereof, as the Committee may deem appropriate, or any Performance Criteria as compared to the performance of a group of comparable companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select Performance Criterion as compared to a selected peer group or published index. Performance goals may also be based on individual performance goals. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria.

(cc) “Performance Goals” shall mean, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria. The Committee is authorized at any time during a Performance Period, in its sole and absolute discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period based on the occurrence of any of following events: (i) asset write downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported result; (iv) any reorganization or restructuring programs; (v) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 (or any successor pronouncement thereto) or unusual or infrequently occurring items pursuant to Accounting Standards Update 2015-01 (or any successor pronouncement thereto) and/or in management’s discussion and analysis of financial conditions and results of operations appearing in the Company’s annual report to stockholders for the applicable year; (vi) acquisitions or divestitures; (vii) any other specific unusual or nonrecurring events, or objectively determinable category thereof; (viii) foreign exchange gains or losses; (ix) a change in the Company’s fiscal year; or (x) any other event or circumstance the Committee deems appropriate.

(dd) “Performance Period” shall mean the one or more periods of time, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of an Award.

(ee) “Phantom Stock Award” shall mean a cash award whose value is determined based on the change in the value of the Company Common Stock from the Initial Effective Date.

(ff) “Plan” means this Biofrontera Inc. Amended and Restated 2021 Omnibus Incentive Plan, as may be amended from time to time.

(gg) “Restricted Period” means, with respect to any Award of Restricted Stock or any Restricted Stock Unit, the period of time determined by the Committee during which such Award is subject to the restrictions set forth in Section 9 or, as applicable, the period of time within which performance is measured for purposes of determining whether an Award has been earned.

(hh) “Restricted Stock” means shares of Stock issued or transferred to a Participant subject to forfeiture and the other restrictions set forth in Section 9 of the Plan.

(ii) “Restricted Stock Unit” means a hypothetical investment equivalent to one share of Stock granted in connection with an Award made under Section 9.

(jj) “Securities Act” means the Securities Act of 1933, as amended.

(kk) “Senior Participant” means each employee of the Company or an Affiliate holding the office of vice president or any office senior to the office of vice president.

(ll) “Stock” means the Common Stock or such other authorized shares of stock of the Company as the Committee may from time to time authorize for use under the Plan.

(mm) “Stock Appreciation Right” or “SAR” means an Award granted under Section 8 of the Plan.

(nn) “Stock Bonus” means an Award granted under Section 10 of the Plan.

A-5

(oo) “Stock Option Agreement” means any agreement between the Company and a Participant who has been granted an Option pursuant to Section 7 which defines the rights and obligations of the parties thereto.

(pp) “Strike Price” means, (i) in the case of a SAR granted in tandem with an Option, the Option Price of the related Option, or (ii) in the case of a SAR granted independent of an Option, the Fair Market Value on the Date of Grant.

(qq) “Subsidiary” means any subsidiary of the Company, as defined in Section 424(f) of the Code.

(rr) “Substitute Award” means an Award granted or issued to a Participant in assumption or substitution of outstanding awards by an entity acquired by the Company or any Affiliate or Subsidiary or with which the Company, an Affiliate or a Subsidiary combines.

(ss) “Vested Unit” shall have the meaning ascribed thereto in Section 9(d).

3. Effective Date, Duration and Stockholder Approval

The Plan ~~is~~was initially adopted and effective as of July 23, 2021 (the “Initial Effective Date”), and is amended and restated effective as of the Effective Date. No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the stockholders of the Company in a manner intended to comply with the stockholder approval requirements of Section 422(b)(i) of the Code; provided, that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained.

The expiration date of the Plan, on and after which no Awards may be granted hereunder, shall be the tenth anniversary of the Initial Effective Date; provided, however, that the administration of the Plan shall continue in effect until all matters relating to Awards previously granted have been settled.

4. Administration

(a) The Committee shall administer the Plan. The majority of the members of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee shall be deemed the acts of the Committee.

(b) Subject to the provisions of the Plan and applicable law, the Committee shall have the power, and in addition to other express powers and authorizations conferred on the Committee by the Plan, to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of shares of Stock to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, shares of Stock, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, Stock, other securities, other Options, other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) accelerate the exercisability of any option or SAR and to remove any restriction on any Award; (viii) interpret, administer, reconcile any inconsistency, correct any defect and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; (ix) establish, amend, suspend, or waive such rules and regulations; (x) appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

(c) Notwithstanding the foregoing, the Committee may delegate to any officer or officers of the Company or any Affiliate the authority to act on behalf of the Committee with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Committee herein, and which may be so delegated as a matter of law, except for grants of Awards to persons subject to Section 16 of the 1934 Act.

(d) Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award or any documents evidencing Awards granted pursuant to the Plan shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all parties, including, without limitation, the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any stockholder.

(e) No member of the Board, Committee or any officer or employee to whom authority has been delegated administrative authority shall be liable for any action or determination made in good faith with respect to the Plan or any Award hereunder.

A-6

5. Grant of Awards; Shares Subject to the Plan

The Committee may, from time to time, grant Awards of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Phantom Stock Awards, Stock Bonuses and/or Cash Bonus Awards to one or more Eligible Persons; provided, however, that:

(a) Subject to Section 13, the aggregate number of shares of Stock in respect of which Awards may be granted under the Plan as of ~~June 12, 2024~~the Effective Date is ~~3,750,000~~8,750,000 shares of Stock; this aggregate amount provided in this Section 5(a) includes all Awards which have been granted under the Plan since the Initial Effective Date.

(b) Shares of Stock shall not be deemed to have been used in settlement of Awards in the event the Award is settled in cash. Shares of Stock delivered (either directly or by means of attestation) in full or partial satisfaction of applicable tax withholding obligations or withheld by the Company in full or partial satisfaction of applicable tax withholding obligations for any Award, other than an Option or a SAR, shall be deducted from the number of shares of Stock delivered to a Participant pursuant to such Award for purposes of determining the number of shares of Stock acquired pursuant to the Plan. If and to the extent an Award under the Plan expires, terminates or is canceled for any reason whatsoever without the Participant having received any benefit therefrom, the shares covered by such Award shall again become available for future Awards under the Plan. For purposes of the foregoing sentence, a Participant shall not be deemed to have received any “benefit” (i) in the case of forfeited Restricted Stock Awards by reason of having enjoyed voting rights and dividend rights prior to the date of forfeiture or (ii) in the case of an Award canceled pursuant to Section 5(e) by reason of a new Award being granted in substitution therefor.

(c) Stock delivered by the Company in settlement of Awards may be authorized and unissued Stock, Stock held in the treasury of the Company, Stock purchased on the open market or by private purchase, or a combination of the foregoing.

(d) Notwithstanding anything herein to the contrary, as of June 12, 2024 the following is applicable: (i) no person may be granted Options or SARs under the Plan during any calendar year with respect to more than 900,000 shares of Stock, (ii) the maximum number of time-based Restricted Stock, Restricted Stock Units, Phantom Stock Awards or Stock Bonuses that may be granted to any one Participant under the Plan in a calendar year is 900,000 shares of Stock or, in the event such Award is paid in cash, the equivalent cash value thereof on the date of vesting, and (iii) the maximum number of performance-based Restricted Stock, Restricted Stock Units, Phantom Stock Awards or Stock Bonuses that may be granted to any one Participant under the Plan in a calendar year is 900,000 shares of Stock or, in the event such Award is paid in cash, the equivalent cash value thereof on the date of vesting. The amounts of shares provided in (i) - (iii) of this Section 5(d) are subject to adjustment under Section 13 for events occurring on or after June 12, 2024. The maximum amount that can be paid in any calendar year to any Participant pursuant to a Cash Bonus Award described in Section 11 shall be $1,500,000.

(e) Without limiting the generality of the preceding provisions of this Section 5, the Committee may, but solely with the Participant’s consent, agree to cancel any Award under the Plan and issue a new Award in substitution therefor upon such terms as the Committee may in its sole discretion determine, provided that the substituted Award satisfies all applicable Plan requirements as of the date such new Award is granted.

(f) Substitute Awards shall not be counted against the shares of Stock available for granting Awards under the Plan.

(g) In the event the Company or any Subsidiary or Affiliate acquires or combines with a company that has shares available under a pre-existing plan, such shares shall be available for grant of Awards under this Plan, subject to applicable listing exchange requirements and shall not be counted against the shares of Stock available for granting Awards under the Plan.

A-7

(h) Notwithstanding any other provision in the Plan to the contrary, the maximum number of shares of Stock subject to Awards granted during a single calendar year to any Eligible Director, taken together with any cash fees paid during the calendar year to the Eligible Director in respect of the Eligible Director’s service as a member of the Board during such year (including service as a member or chair of any committees of the Board), shall not have an aggregate Fair Market Value on the Date of Grant (computed as of the Date of Grant in accordance with applicable financial accounting rules) in excess of $300,000. The independent members of the Board may make exceptions to this limit for a non-executive chair of the Board, provided that the Eligible Director receiving such additional compensation may not participate in the decision to award such compensation.

6. Eligibility

Participation shall be limited to Eligible Persons who have entered into an Award Agreement or who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in the Plan.

7. Options

The Committee is authorized to grant one or more Incentive Stock Options or Nonqualified Stock Options to any Eligible Person; provided, however, that no Incentive Stock Option shall be granted to any Eligible Person who is not an employee of the Company or a Parent or Subsidiary. Each Option so granted shall be subject to the conditions set forth in this Section 7, or to such other conditions as may be reflected in the applicable Stock Option Agreement.

(a) Option Price. Except with respect to an Option that is a Substitute Award, the exercise price (“Option Price”) per share of Stock for each Option shall be set by the Committee at the time of grant but shall not be less than the Fair Market Value of a share of Stock on the Date of Grant.

(b) Manner of Exercise and Form of Payment. No shares of Stock shall be delivered pursuant to any exercise of an Option until payment in full of the Option Price therefor is received by the Company. Options which have become exercisable may be exercised by delivery of written notice of exercise to the Committee accompanied by payment of the Option Price. The Option Price shall be payable (i) in cash, check, cash equivalent and/or shares of Stock valued at the Fair Market Value at the time the Option is exercised (including by means of attestation of ownership of a sufficient number of shares of Stock in lieu of actual delivery of such shares to the Company), (ii) in the discretion of the Committee, either (A) in other property having a fair market value on the date of exercise equal to the Option Price or (B) by delivering to the Committee a copy of irrevocable instructions to a stockbroker to deliver promptly to the Company an amount of loan proceeds, or proceeds from the sale of the Stock subject to the Option, sufficient to pay the Option Price or (iii) by such other method as the Committee may allow. Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in the manner described in clause (ii) or (iii) of the preceding sentence if the Committee determines that exercising an Option in such manner would violate the Sarbanes-Oxley Act of 2002, any other applicable law or the applicable rules and regulations of the Securities and Exchange Commission or the applicable rules and regulations of any securities exchange or inter dealer quotation system on which the securities of the Company or any Affiliates are listed or traded. Options may be exercised only with respect to whole shares of Stock or their equivalents.

(c) Vesting, Option Period and Expiration. Options shall vest and become exercisable in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the “Option Period”); provided, however, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any Option, which acceleration shall not affect the terms and conditions of such Option other than with respect to exercisability. If an Option is exercisable in installments, such installments or portions thereof which become exercisable shall remain exercisable until the Option expires.

A-8

Notwithstanding the foregoing, and only as permitted under Section 409A of the Code, in the event that on the last business day of the Option Period of a Nonqualified Stock Option (i) the exercise of the Nonqualified Stock Option is prohibited by applicable law or (ii) shares of Stock may not be purchased or sold by certain employees or directors of the Company due to the “black-out period” under a Company policy or a “lock-up” or similar agreement undertaken in connection with an issuance of securities by the Company, the Committee may provide that the Option Period of the Nonqualified Stock Option be extended for a period of not more than thirty (30) days following the end of the legal prohibition, black-out period or lock-up or similar agreement, and provided further that no extension will be made if the Option Price of the Nonqualified Stock Option as of the date the initial Option Period would otherwise expire is above the Fair Market Value of the related shares of Stock as of such date.

(d) Stock Option Agreement - Other Terms and Conditions. Each Option granted under the Plan shall be evidenced by a Stock Option Agreement. Except as specifically provided otherwise in such Stock Option Agreement, each Option granted under the Plan shall be subject to the following terms and conditions:

(i) Each Option or portion thereof that is exercisable shall be exercisable for the full amount or for any part thereof.

(ii) Each share of Stock purchased through the exercise of an Option shall be paid for in full at the time of the exercise. Each Option shall cease to be exercisable, as to any share of Stock, when the Participant purchases the share or exercises a related SAR or when the Option expires.

(iii) Subject to Section 12(l), Options shall not be transferable by the Participant except by will or the laws of descent and distribution and shall be exercisable during the Participant’s lifetime only by him.

(iv) Each Option shall vest and become exercisable by the Participant in accordance with the vesting schedule established by the Committee and set forth in the Stock Option Agreement.

(v) At the time of any exercise of an Option, the Committee may, in its sole discretion, require a Participant to deliver to the Committee a written representation that the shares of Stock to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof and any other representation deemed necessary by the Committee to ensure compliance with all applicable federal and state securities laws. Upon such a request by the Committee, delivery of such representation prior to the delivery of any shares issued upon exercise of an Option shall be a condition precedent to the right of the Participant or such other person to purchase any shares. In the event certificates for Stock are delivered under the Plan with respect to which such investment representation has been obtained, the Committee may cause a legend or legends to be placed on such certificates to make appropriate reference to such representation and to restrict transfer in the absence of compliance with applicable federal or state securities laws.

(vi) Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date he or she makes a disqualifying disposition of any Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including any sale) of such Stock before the later of (A) two years after the Date of Grant of the Incentive Stock Option or (B) one year after the date the Participant acquired the Stock by exercising the Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by it, retain possession of any Stock acquired pursuant to the exercise of an Incentive Stock Option as agent for the applicable Participant until the end of the period described in the preceding sentence, subject to complying with any instructions from such Participant as to the sale of such Stock.

(vii) An Option Agreement may, but need not, include a provision whereby a Participant may elect, at any time before the termination of the Participant’s employment with the Company, to exercise the Option as to any part or all of the shares of Stock subject to the Option prior to the full vesting of the Option. Any unvested shares of Stock so purchased may be subject to a share repurchase option in favor of the Company or to any other restriction the Committee determines to be appropriate. The Company shall not exercise its repurchase option until at least six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes) have elapsed following the exercise of the Option unless the Committee otherwise specifically provides in an Stock Option Agreement.

(e) Incentive Stock Option Grants to 10% Stockholders. Notwithstanding anything to the contrary in this Section 7, if an Incentive Stock Option is granted to a Participant who owns stock representing more than ten percent of the voting power of all classes of stock of the Company or of a Subsidiary or Parent, the Option Period shall not exceed five years from the Date of Grant of such Option and the Option Price shall be at least 110 percent of the Fair Market Value (on the Date of Grant) of the Stock subject to the Option.

(f) $100,000 Per Year Limitation for Incentive Stock Options. To the extent the aggregate Fair Market Value (determined as of the Date of Grant) of Stock for which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) exceeds $100,000, such excess Incentive Stock Options shall be treated as Nonqualified Stock Options.

A-9

8. Stock Appreciation Rights

Any Option granted under the Plan may include SARs, either at the Date of Grant or, except in the case of an Incentive Stock Option, by subsequent amendment. The Committee also may award SARs to Eligible Persons independent of any Option. A SAR shall be subject to such terms and conditions that are not inconsistent with the Plan as the Committee shall impose, including, but not limited to, the following:

(a) Vesting, Transferability and Expiration. A SAR granted in connection with an Option shall become exercisable, be transferable and shall expire according to the same vesting schedule, transferability rules and expiration provisions as the corresponding Option. A SAR granted independent of an Option shall become exercisable, be transferable and shall expire in accordance with a vesting schedule, transferability rules and expiration provisions as established by the Committee and reflected in an Award Agreement.

(b) Payment. Upon the exercise of a SAR, the Company shall pay to the Participant an amount equal to the number of shares subject to the SAR multiplied by the excess, if any, of the Fair Market Value of one share of Stock on the exercise date over the Strike Price. The Company shall pay such excess in cash (taking into consideration any adverse tax consequences to the Participant under Section 409A of the Code), in shares of Stock valued at Fair Market Value, or any combination thereof, as determined by the Committee. Fractional shares shall be settled in cash.

(c) Method of Exercise. A Participant may exercise a SAR at such time or times as may be determined by the Committee at the time of grant by filing an irrevocable written notice with the Committee or its designee, specifying the number of SARs to be exercised, and the date on which such SARs were awarded.

(d) Expiration. Except as otherwise provided in the case of SARs granted in connection with Options, a SAR shall expire on a date designated by the Committee which is not later than ten years after the Date of Grant of the SAR. Notwithstanding the foregoing, and only as permitted under Section 409A of the Code, in the event that on the last business day of the exercise period of a SAR (i) the exercise of the SAR is prohibited by applicable law or (ii) shares of Stock may not be purchased or sold by certain employees or directors of the Company due to the “black-out period” under a Company policy or a “lock-up” or similar agreement undertaken in connection with an issuance of securities by the Company, the Committee may provide that the exercise period of the SAR be extended for a period of not more than thirty (30) days following the end of the legal prohibition, black-out period or lock-up or similar agreement, and provided further that no extension will be made if the Strike Price of the SAR as of the date the initial SAR would otherwise expire is above the Fair Market Value of the related shares of Stock as of such date.

(e) Tax Considerations. The Committee shall take into account Section 409A of the Code and applicable regulatory guidance thereunder before granting a SAR.

9. Restricted Stock and Restricted Stock Units

(a) Award of Restricted Stock and Restricted Stock Units.

(i) The Committee shall have the authority (A) to grant Restricted Stock and Restricted Stock Units to Eligible Persons, (B) to issue or transfer Restricted Stock to Participants, and (C) to establish terms, conditions and restrictions applicable to such Restricted Stock and Restricted Stock Units, including the Restricted Period and any applicable Performance Goals, as applicable, which may differ with respect to each grantee, the time or times at which Restricted Stock or Restricted Stock Units shall be granted or become vested and the number of shares or units to be covered by each grant.

(ii) Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable, and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant shall fail to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void. Subject to the restrictions set forth in Section 9(b), the Participant generally shall have the rights and privileges of a stockholder as to such Restricted Stock, including the right to vote such Restricted Stock.

A-10

(iii) Upon the grant of Restricted Stock, the Committee shall cause a stock certificate registered in the name of the Participant to be issued and, if it so determines, deposited together with the stock powers with an escrow agent designated by the Committee. If an escrow arrangement is used, the Committee may cause the escrow agent to issue to the Participant a receipt evidencing any stock certificate held by it, registered in the name of the Participant.

(iv) The terms and conditions of a grant of Restricted Stock Units shall be reflected in a written Award Agreement. No shares of Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside a fund for the payment of any such Award. At the discretion of the Committee and subject to Section 12(b), each Restricted Stock Unit (representing one share of Stock) may be credited with cash and stock dividends paid by the Company in respect of one share of Stock (“dividend equivalents”).

(b) Restrictions.

(i) Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions, including and without limitation, the satisfaction of any applicable Performance Goals during such period, as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in Section 9(c) and the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a stockholder with respect to such shares shall terminate without further obligation on the part of the Company.

(ii) Restricted Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.

(iii) The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock and Restricted Stock Units whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Restricted Stock or Restricted Stock Units are granted, such action is appropriate.

(c) Restricted Period. With respect to Restricted Stock and Restricted Stock Units, the Restricted Period shall commence on the Date of Grant and end at the time or times set forth on a schedule established by the Committee in the applicable Award Agreement.

(d) Delivery of Restricted Stock and Settlement of Restricted Stock Units. Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 9(b) and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the Participant’s account with respect to such Restricted Stock and the interest thereon, if any.

Subject to the applicable Award Agreement, upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or his beneficiary, without charge, one share of Stock for each such outstanding Restricted Stock Unit (“Vested Unit”) and cash equal to any dividend equivalents credited with respect to each such Vested Unit in accordance with Section 9(a)(iv) hereof and the interest thereon or, at the discretion of the Committee, in shares of Stock having a Fair Market Value equal to such dividend equivalents and interest thereon, if any; provided, however, that, the Committee may, in its sole discretion, elect to (i) pay cash or part cash and part Stock in lieu of delivering only shares of Stock for Vested Units or (ii) delay the delivery of Stock (or cash or part Stock and part cash, as the case may be) beyond the expiration of the Restricted Period. If a cash payment is made in lieu of delivering shares of Stock, the amount of such payment shall be equal to the Fair Market Value of the Stock as of the date on which the Restricted Period lapsed with respect to such Vested Unit.

A-11

(e) Stock Restrictions. Each certificate representing Restricted Stock awarded under the Plan shall bear a legend substantially in the form of the following until the lapse of all restrictions with respect to such Stock as well as any other information the Company deems appropriate:

Transfer of this certificate and the shares represented hereby is restricted pursuant to the terms of the Biofrontera Inc. 2021 Omnibus Incentive Plan and a Restricted Stock Award Agreement, dated as of ____________, between Biofrontera Inc. and _________________. A copy of such Plan and Agreement is on file at the offices of Biofrontera Inc.

Stop transfer orders shall be entered with the Company’s transfer agent and registrar against the transfer of legended securities.

10. Stock Bonus Awards

The Committee may issue unrestricted Stock, or other Awards denominated in Stock, including and without limitation, fully-vested deferred stock units, under the Plan to Eligible Persons, alone or in tandem with other Awards, in such amounts and subject to such terms and conditions as the Committee shall from time to time in its sole discretion determine. A Stock Bonus Award under the Plan shall be granted as, or in payment of, a bonus, or to provide incentives or recognize special achievements or contributions.

11. Cash Bonus Awards and Certain Limitations

The Committee shall have the authority to make an Award of a cash bonus to any Participant. Any such Award may be subject to a Performance Period, Performance Goals or such other terms and conditions as the Committee may designate in the applicable Award Agreement.

12. General

(a) Additional Provisions of an Award. Awards to a Participant under the Plan also may be subject to such other provisions (whether or not applicable to Awards granted to any other Participant) as the Committee determines appropriate, including, without limitation, provisions to assist the Participant in financing the purchase of Stock upon the exercise of Options (provided, that the Committee determines that providing such financing does not violate the Sarbanes-Oxley Act of 2002), adding dividend equivalent rights or other protections to Participants in respect of dividends paid on Stock underlying any Award (in addition to and subject to those provisions of Section 9, including the prohibition on currently paying dividends or dividend equivalents prior to the release of restrictions or settlement of the corresponding Restricted Stock or Restricted Stock Units), provisions for the forfeiture of or restrictions on resale or other disposition of shares of Stock acquired under any Award, provisions giving the Company the right to repurchase shares of Stock acquired under any Award in the event the Participant elects to dispose of such shares, provisions allowing the Participant to elect to defer the receipt of payment in respect of Awards for a specified period or until a specified event, and provisions to comply with Federal and state securities laws and Federal and state tax withholding requirements; provided, however, that any such deferral does not result in acceleration of taxability of an Award prior to receipt, or tax penalties, under Section 409A of the Code. Any such provisions shall be reflected in the applicable Award Agreement.

(b) Treatment of Dividends and Dividend Equivalents on Unvested Awards. In no event shall dividends or dividend equivalents (whether paid in cash or shares of Stock) be paid with respect to Options or Stock Appreciation Rights. Notwithstanding any other provision of the Plan to the contrary, with respect to any Award that provides for or includes a right to dividends or dividend equivalents, if dividends are declared during the period that an Award is outstanding, such dividends (or dividend equivalents) shall either (i) not be paid or credited with respect to such Award or (ii) be accumulated but remain subject to vesting requirement(s) to the same extent as the applicable Award and shall only be paid at the time or times such vesting requirement(s) are satisfied and the Award is settled (as applicable).

A-12

(c) Privileges of Stock Ownership. Except as otherwise specifically provided in the Plan, no person shall be entitled to the privileges of ownership in respect of shares of Stock which are subject to Awards hereunder until such shares have been issued to that person.

(d) Government and Other Regulations. The obligation of the Company to settle Awards in Stock shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any shares of Stock pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the shares of Stock to be offered or sold under the Plan. If the shares of Stock offered for sale or sold under the Plan are offered or sold pursuant to an exemption from registration under the Securities Act, the Company may restrict the transfer of such shares and may legend the Stock certificates representing such shares in such manner as it deems advisable to ensure the availability of any such exemption.

(e) Tax Withholding.

(i) A Participant may be required to pay to the Company or any Affiliate, and the Company or any Affiliate shall have the right and is hereby authorized to withhold from any shares of Stock or other property deliverable under any Award or from any compensation or other amounts owing to a Participant, the amount (in cash, Stock or other property) of any required income tax withholding and payroll taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such withholding and taxes.

(ii) Without limiting the generality of clause (i) above, the Committee may, in its sole discretion, permit a Participant to satisfy, in whole or in part, the foregoing withholding (at a tax withholding rate that will not result in adverse accounting implications for the Company) by (A) the delivery of shares of Stock owned by the Participant having a Fair Market Value equal to such withholding liability, (B) having the Company withhold from the number of shares of Stock otherwise issuable pursuant to the exercise or settlement of the Award a number of shares with a Fair Market Value equal to such withholding liability, (C) by delivering to the Committee a copy of irrevocable instructions to a stockbroker to deliver promptly to the Company an amount of loan proceeds, or proceeds from the sale of the Stock subject to the Option, sufficient to pay the withholding liability or (D) by such other method as the Committee may allow.

(f) Claim to Awards and Employment Rights. No employee of the Company or an Affiliate, or other person, shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or an Affiliate.

(g) Designation and Change of Beneficiary. Each Participant may file with the Committee a written designation of one or more persons as the beneficiary who shall be entitled to receive the amounts payable with respect to an Award, if any, due under the Plan upon his death. A Participant may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by a Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate.

(h) Payments to Persons Other Than Participants. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

A-13

(i) No Liability of Committee Members. No member of the Committee shall be personally liable by reason of any contract or other instrument executed by such member or on his behalf in his capacity as a member of the Committee nor for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan unless arising out of such person’s own fraud or willful bad faith; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or By-Laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

(j) Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware applicable to contracts made and performed wholly within the State of Delaware.

(k) Funding. No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

(l) Nontransferability.

(i) Each Award shall be exercisable only by a Participant during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or an Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance. Notwithstanding the foregoing, subject to the execution of transfer documentation in a format acceptable to the Company and subject to the approval of the Committee or a duly authorized officer of the Company, an Option may be transferred pursuant to a domestic relations order.

(ii) Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards other than Incentive Stock Options to be transferred by a Participant, without consideration, subject to such rules as the Committee may adopt consistent with any applicable Award Agreement to preserve the purposes of the Plan, to:

A. any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 (collectively, the “Immediate Family Members”);

B. a trust solely for the benefit of the Participant and his or her Immediate Family Members;

C. a partnership or limited liability company whose only partners or stockholders are the Participant and his or her Immediate Family Members; or

D. other transferee as may be approved either (a) by the Board or the Committee in its sole discretion, or (b) as provided in the applicable Award Agreement;

(each transferee described in clauses (A), (B), (C) and (D) above is hereinafter referred to as a “Permitted Transferee”); provided that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan.

A-14

(iii) The terms of any Award transferred in accordance with the immediately preceding sentence shall apply to the Permitted Transferee and any reference in the Plan, or in any applicable Award Agreement, to a Participant shall be deemed to refer to the Permitted Transferee, except that (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the shares of Stock to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award Agreement, that such a registration statement is necessary or appropriate, (C) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise, and (D) the consequences of the termination of the Participant’s employment by, or services to, the Company or an Affiliate under the terms of the Plan and the applicable Award Agreement shall continue to be applied with respect to the Participant, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Award Agreement.

(m) Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent public accountant of the Company and its Affiliates and/or any other information furnished in connection with the Plan by any person or persons other than himself.

(n) Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan.

(o) Expenses. The expenses of administering the Plan shall be borne by the Company and Affiliates.

(p) Pronouns. Masculine pronouns and other words of masculine gender shall refer to both men and women.

(q) Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

(r) Termination of Employment. Unless an applicable Award Agreement provides otherwise, for purposes of the Plan, a person who transfers from employment or service with the Company to employment or service with an Affiliate or vice versa shall not be deemed to have terminated employment or service with the Company or an Affiliate.

(s) Severability. If any provision of the Plan or any Award Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

(t) Compliance with Applicable Law. Notwithstanding any provision in the Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under the Plan that it in its sole discretion deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.

A-15

13. Changes in Capital Structure

Awards granted under the Plan and any agreements evidencing such Awards, the maximum number of shares of Stock subject to all Awards stated in Section 5(a) and the maximum number of shares of Stock with respect to which any one person may be granted Awards during any period stated in Sections 5(d) or 11(b) shall be subject to adjustment or substitution, as determined by the Committee in its sole discretion, as to the number, price or kind of a share of Stock or other consideration subject to such Awards or as otherwise determined by the Committee to be equitable (i) in the event of changes in the outstanding Stock or in the capital structure of the Company by reason of stock or extraordinary cash dividends, stock splits, reverse stock splits, recapitalization, reorganizations, mergers, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the Date of Grant of any such Award or (ii) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, Participants, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan. Any adjustment in Incentive Stock Options under this Section 13 shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 13 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

Notwithstanding the above, if the Company is merged or consolidated with another corporation or entity and, in connection therewith, consideration is received by stockholders of the Company in a form other than stock or other equity interests of the surviving entity then the Committee may, in its discretion and upon at least 10 days advance notice to the affected persons, cancel any outstanding Awards and cause the holders thereof to be paid, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Stock received or to be received by other stockholders of the Company in the event.

The terms of this Section 13 may be varied by the Committee in any particular Award Agreement.

14. Effect of Change in Control

(a) The Committee may, but is not required to, provide in any particular Award Agreement:

(i) In the event of a Change in Control, notwithstanding any provision of the Plan or any applicable Award Agreement to the contrary, and either in or not in combination with another event such as a termination of the applicable Participant by the Company without Cause, all Options and SARs subject to such Award shall become immediately exercisable with respect to 100 percent of the shares subject to such Option or SAR, and/or that the Restricted Period shall expire immediately with respect to 100 percent of such shares of Restricted Stock or Restricted Stock Units subject to such Award (including a waiver of any applicable Performance Goals) and, to the extent practicable, such acceleration of exercisability and expiration of the Restricted Period (as applicable) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control transaction with respect to the Stock subject to their Awards.

(ii) In the event of a Change in Control, all incomplete Performance Periods in respect of such Award in effect on the date the Change in Control occurs shall end on the date of such change, and the Committee shall (A) determine the extent to which Performance Goals with respect to each such Award Period have been met based upon such audited or unaudited financial information then available as it deems relevant, (B) cause to be paid to the applicable Participant partial or full Awards with respect to Performance Goals for each such Award Period based upon the Committee’s determination of the degree of attainment of Performance Goals, and (C) cause the Award, if previously deferred, to be settled in full as soon as possible.

(b) In addition, in the event of a Change in Control, the Committee may in its discretion, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Stock received or to be received by other stockholders of the Company in the event.

A-16

(c) The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company. The Company agrees that it will make appropriate provisions for the preservation of Participants’ rights under the Plan in any agreement or plan which it may enter into or adopt to effect any such merger, consolidation, reorganization or transfer of assets.

(d) If (i) within 12 months following a Change in Control or (ii) in contemplation of a Change in Control, a Senior Participant’s employment with the Company or any Affiliate is terminated by the Company or an Affiliate without Cause or by the Participant for Good Reason, all Awards held by such Senior Participant, irrespective of the vesting schedule, shall become fully vested and immediately exercisable and, if applicable, the Restricted Period shall end at the time of such termination.

15. Nonexclusivity of the Plan

Neither the adoption of this Plan by the Board nor the submission of this Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

16. Amendments and Termination

(a) Amendment and Termination of the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided, that no such amendment, alteration, suspension, discontinuation or termination shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan (including as necessary to comply with any applicable stock exchange listing requirement); and provided, further that any such amendment, alteration, suspension, discontinuance or termination that would impair the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary. The termination date of the Plan, following which no Awards may be granted hereunder, the tenth anniversary of the Initial Effective Date; provided, that such termination shall not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards.

(b) Amendment of Award Agreements. The Committee may, to the extent consistent with the terms of any applicable Award Agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award Agreement, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would impair the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary; and provided further that, other than in connection with an equitable adjustment under Section 13 or a Change in Control, without stockholder approval, (i) no amendment or modification may reduce the Option Price of any Option or the Strike Price of any SAR, (ii) the Committee may not cancel any outstanding Option or SAR and replace it with a new Option or SAR (with a lower Option Price or Strike Price, as the case may be) in a manner which would either (A) (if the Company is subject to the reporting requirement of the Exchange Act) be reportable on the Company’s proxy statement as Options which have been “repriced” (as such term is used in Item 402 of Regulation S-K promulgated under the Exchange Act), or (B) result in any Option being accounted for under the “variable” method for financial statement reporting purposes and (iii) the Committee may not take any other action which is considered a “repricing” for purposes of the stockholder approval rules of the applicable stock exchange on which the Stock is listed, if any. In no event may the Company buyout for cash any Option or SAR whose Option Price or Strike Price (as applicable) on the date of purchase exceeds the Fair Market Value of the Company’s Stock.

17. Compliance with Section 409A.

(a) It is intended that any amounts payable under this Plan shall either be exempt from or comply with Section 409A of the Code (including the Treasury regulations and other published guidance relating thereto) so as not to subject a Participant to payment of any interest or additional tax imposed under Section 409A of the Code. To the extent that any amount payable under this Agreement would trigger the additional tax, penalty or interest imposed by Section 409A of the Code, this Plan shall be modified to avoid such additional tax, penalty or interest yet preserve (to the nearest extent reasonably possible) the intended benefit payable to the Participant. In no event shall the Company, any member of the Board of Directors, or any employee, agent or other service provider have any liability to any Participant for any tax, fine or penalty associated with any failure to comply with the requirements of Section 409A of the Code.

A-17

(b) To the extent a payment or benefit is nonqualified deferred compensation subject to Section 409A of the Code, a termination of employment shall not be deemed to have occurred for purposes of any provision of this Plan or any Award Agreement providing for the payment of any amounts upon or following a termination of employment unless such termination is also a “separation from service” within the meaning of Section 409A of the Code and, for purposes of any such provision of this Plan and any Award Agreement, references to a “termination,” “termination of employment” or like terms shall mean “separation from service.” If a Participant is deemed on the date of a separation from service (within the meaning of Section 409A of the Code) to be a “specified employee” (within the meaning of that term under Section 409A(a)(2)(B) of the Code and determined using any identification methodology and procedure selected by the Company from time to time, or, if none, the default methodology and procedure specified under Section 409A of the Code), then with regard to any payment or the provision of any benefit that is “nonqualified deferred compensation” within the meaning of Code Section 409A and which is paid as a result of the Participant’s “separation from service,” such payment or benefit shall not be made or provided prior to the date which is the earlier of (A) the expiration of the six-month period measured from the date of such “separation from service” of the Participant, and (B) the date of the Participant’s death (the “Delay Period”). Upon the expiration of the Delay Period, all payments and benefits delayed pursuant to this clause (whether they would have otherwise been payable in a single sum or in installments in the absence of such delay) shall be paid or reimbursed to the Participant in a lump sum, and any remaining payments and benefits due under this Agreement shall be paid or provided in accordance with the normal payment dates specified for them herein.

(c) For purposes of Section 409A of the Code, the Participant’s right to receive any installment payments pursuant to this Plan or any Award Agreement shall be treated as a right to receive a series of separate and distinct payments. Whenever a payment under the Plan or any Award Agreement specifies a payment period with reference to a number of days (e.g., “payment shall be made within thirty days following the date of termination”), the actual date of payment within the specified period shall be within the sole discretion of the Company.

(d) With regard to any provision herein that provides for reimbursement of costs and expenses or in-kind benefits, except as permitted by Section 409A of the Code, (i) the right to reimbursement or in-kind benefits shall not be subject to liquidation or exchange for another benefit; (ii) the amount of expenses eligible for reimbursement, or in-kind benefits, provided during any taxable year shall not affect the expenses eligible for reimbursement, or in-kind benefits to be provided, in any other taxable year, provided, that the foregoing clause (ii) shall not be violated with regard to expenses reimbursed under any arrangement covered by Section 105(b) of the Code solely because such expenses are subject to a limit related to the period the arrangement is in effect; and (iii) such payments shall be made on or before the last day of the Participant’s taxable year following the taxable year in which the expense was incurred.

18. Forfeiture and Recoupment.

Without limiting in any way the generality of the Committee’s power to specify any terms and conditions of an Award consistent with law, and for greater clarity, the Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award, including any payment of Shares received upon exercise or in satisfaction of an Award under the Plan shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions, without limit as to time. Such events shall include, but not be limited to, failure to accept the terms of the Award Agreement, termination of service under certain or all circumstances, violation of material Company policies, misstatement of financial or other material information about the Company, fraud, misconduct, breach of noncompetition, confidentiality, nonsolicitation, noninterference, corporate property protection, or other agreements that may apply to the Participant, or other conduct by the Participant that the Committee determines is detrimental to the business or reputation of the Company and its Affiliates, including facts and circumstances discovered after termination of service. Awards granted under the Plan shall be subject to any clawback, compensation recovery policy or minimum stock holding period requirement as may be adopted or amended by the Company from time to time.

A-18

19. Whistleblower Provisions.

Nothing contained herein prohibits the Participant from: (1) reporting possible violations of federal law or regulations, including any possible securities laws violations, to any governmental agency or entity; (2) making any other disclosures that are protected under the whistleblower provisions of federal law or regulations; or (3) otherwise fully participating in any federal whistleblower programs, including but not limited to any such programs managed by the U.S. Securities and Exchange.

20. Broker-Assisted Sales.

In the event of a broker-assisted sale of Stock in connection with the payment of amounts owed by a Participant under or with respect to the Plan or Awards: (a) any Stock to be sold through the broker-assisted sale will be sold on the day the payment first becomes due, or as soon thereafter as practicable; (b) such Stock may be sold as part of a block trade with other Participants in the Plan in which all Participants receive an average price; (c) the applicable Participant will be responsible for all broker’s fees and other costs of sale, and by accepting an Award, each Participant agrees to indemnify and hold the Company harmless from any losses, costs, damages, or expenses relating to any such sale; (d) to the extent the Company or its designee receives proceeds of such sale that exceed the amount owed, the Company will pay such excess in cash to the applicable Participant as soon as reasonably practicable; (e) the Company and its designees are under no obligation to arrange for such sale at any particular price; and (f) in the event the proceeds of such sale are insufficient to satisfy the Participant’s applicable obligation, the Participant may be required to pay immediately upon demand to the Company or its designee an amount in cash sufficient to satisfy any remaining portion of the Participant’s obligation.

21. Data Privacy

As a condition for receiving any Award, each Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this section by and among the Company and its Subsidiaries and Affiliates exclusively for implementing, administering and managing the Participant’s participation in the Plan. The Company and its Subsidiaries and Affiliates may hold certain personal information about a Participant, including the Participant’s name, address and telephone number; birthdate; social security, insurance number or other identification number; salary; nationality; job title(s); any Stock held in the Company or its Subsidiaries and Affiliates; and Award details, to implement, manage and administer the Plan and Awards (the “Data”). The Company and its Subsidiaries and Affiliates may transfer the Data amongst themselves as necessary to implement, administer and manage a Participant’s participation in the Plan, and the Company and its Subsidiaries and Affiliates may transfer the Data to third parties assisting the Company with Plan implementation, administration and management. These recipients may be located in the Participant’s country, or elsewhere, and the Participant’s country may have different data privacy laws and protections than the recipients’ country. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the Participant’s participation in the Plan, including any required Data transfer to a broker or other third party with whom the Company or the Participant may elect to deposit any Stock. The Data related to a Participant will be held only as long as necessary to implement, administer, and manage the Participant’s participation in the Plan. A Participant may, at any time, view the Data that the Company holds regarding such Participant, request additional information about the storage and processing of the Data regarding such Participant, recommend any necessary corrections to the Data regarding the Participant or refuse or withdraw the consents in this Section 21 in writing, without cost, by contacting the local human resources representative. The Company may cancel Participant’s ability to participate in the Plan and, in the Administrator’s discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws the consents in this Section 21. For more information on the consequences of refusing or withdrawing consent, Participants may contact their local human resources representative.

* * *

~~As~~

This Biofrontera Inc. Amended and Restated 2021 Omnibus Incentive Plan as adopted by the Board ~~of Directors of Biofrontera Inc~~ as of ~~July 23, 2021, and amended on December 12, 2022, July 5, 2023, and~~ April 29, ~~2024~~2026.

A-19

Biofrontera Inc.

VOTE

Using a **black ink** pen, mark your votes with an **X** as shown in this example.
Please do not write outside the designated areas.

2026 Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR the nominees listed in Proposal 1, and FOR Proposals 2 and 3.

	For	Withhold
01 - Beth J. Hoffman, Ph.D.	☐	☐
02 - Kevin D. Weber	☐	☐

	For	Against	Abstain
2. Approve an amendment to our 2021 Omnibus Incentive Plan (including to increase the total number of shares of common stock authorized thereunder from 3,750,000 to 8,750,000).	☐	☐	☐
3. Ratify the appointment of CBIZ CPAs P.C. as auditor for the 2026 fiscal year.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1UPX 688149

04A6JD

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders to be held on June 11, 2026 at 10:00 a.m., Eastern Time. The material is available at www.edocumentview.com/BFRI

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

Biofrontera Inc.

Notice of 2026 Annual Meeting of Stockholders

This Proxy is Solicited on Behalf of the Board of Directors for the Annual Meeting — June 11, 2026 at 10:00 a.m., Eastern Time.

Hermann Luebbert, Fred Leffler, and Daniel Hakansson, or any of them, each with the power of substitution, are hereby authorized to represent as proxies and vote with respect to the proposals set forth on the reverse side and in the discretion of such proxies on all other matters that may be properly brought before the meeting the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Biofrontera Inc. to be held on June 11, 2026 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the nominees listed in Proposal 1 and FOR items 2 and 3 and, in their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any postponement or adjournment thereof.

(Items to be voted appear on reverse side)

Biofrontera Inc.

VOTE

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

ENDORSEMENT_LINE______________ SACKPACK_____________

000001

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Online
Go to **www.investorvote.com/BFRI** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/BFRI

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

2026 Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

A Proposals — The Board of Directors recommends a vote FOR the nominees listed in Proposal 1, and FOR Proposals 2 and 3.

	For	Withhold
01 - Beth J. Hoffman, Ph.D.	☐	☐
02 - Kevin D. Weber	☐	☐

	For	Against	Abstain
2. Approve an amendment to our 2021 Omnibus Incentive Plan (including to increase the total number of shares of common stock authorized thereunder from 3,750,000 to 8,750,000).	☐	☐	☐
3. Ratify the appointment of CBIZ CPAs P.C. as auditor for the 2026 fiscal year.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 JNT

1UPX 688149

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

04A6ID

The 2026 Annual Meeting of Stockholders of Biofrontera Inc. will be held on
Thursday, June 11, 2026 at 10:00 a.m., Eastern Time, virtually via the internet at meetnow.global/MVWJYNQ.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders to be held on June 11, 2026 at 10:00 a.m., Eastern Time.
The material is available at www.edocumentview.com/BFRI

Small steps make an impact.

Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/BFRI

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

Biofrontera Inc.

Notice of 2026 Annual Meeting of Stockholders

This Proxy is Solicited on Behalf of the Board of Directors for the Annual Meeting — June 11, 2026 at 10:00 a.m., Eastern Time.

Hermann Luebbert, Fred Leffler, and Daniel Hakansson, or any of them, each with the power of substitution, are hereby authorized to represent as proxies and vote with respect to the proposals set forth on the reverse side and in the discretion of such proxies on all other matters that may be properly brought before the meeting the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Biofrontera Inc. to be held on June 11, 2026 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the nominees listed in Proposal 1 and FOR items 2 and 3 and, in their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any postponement or adjournment thereof.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.